UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a‑12

SARCOS TECHNOLOGY AND ROBOTICS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Fellow Shareholders,

I joined Sarcos because I truly believe in our mission: to increase worker productivity and longevity and prevent injuries through robots. Every day we design products that do exactly that. Our work will fundamentally improve the lives of workers worldwide. Our products will transform industries by increasing worker safety, longevity and productivity.

Going public in September 2021 provided the funding we need to transition from a research and development team to a product company. Our people are the foundation of our strategic competitive advantage. With the acquisition of RE2, Sarcos has over fifty years of advanced engineering that has pioneered the robotics industry through research, product design, and intellectual property. We are leveraging this strong foundation, and the advancements and cost reduction of essential technologies, to build and deliver commercially viable highly dexterous robots. These robotic systems partner with humans to perform challenging tasks in unstructured environments. What does that really mean?  Imagine a day when a skilled robot operator can safely perform tasks, regardless of physical stature or stamina, with a fleet of robots. That day will be here with the deployments of the Guardian and Sapien products.

We have the talent. We continue to build a strong culture. A culture committed to delighting customers. A culture that values diverse perspectives with empathy and embraces change. To delight customers, we must remain diligent on delivering products on time. Our newly expanded roadmap now includes six highly dexterous robots, that can work in operating rooms, underwater, at height, in a port or on a factory floor.  The diversification of the portfolio will be unified through our continued investment in advanced artificial intelligence that will enable task-based autonomy.

I am delighted to be on this journey with such a talented team and look forward to launching this new product category.  On behalf of our distinguished Board of Directors and the entire Sarcos team, I invite you to our Annual Shareholder meeting on June 29, 2022, at 2:00 Mountain Time.

Together we will deliver the workforce of tomorrow – one robot at a time.
Best Regards,

Kiva Allgood
President and Chief Executive officer

SARCOS TECHNOLOGY AND ROBOTICS CORPORATION

650 South 500 West, Suite 150, Salt Lake City, Utah 84101 Tel: 888-927-7296

May 13, 2022

Dear Fellow Stockholders:

We are pleased to invite you to attend the annual meeting of stockholders of Sarcos Technology and Robotics Corporation, to be held on Wednesday, June 29, 2022 at 2:00 p.m., Mountain Time, at our offices located at 650 South 500 West, Suite 150, Salt Lake City, Utah 84101.

The attached formal meeting notice and proxy statement contain details of the business to be conducted at the annual meeting, as well as information about Sarcos.

Your vote is important. Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the annual meeting. Therefore, we urge you to vote and submit your proxy promptly via the Internet, telephone or mail.

On behalf of our Board of Directors, we would like to express our appreciation for your continued support of and interest in Sarcos.

Sincerely,

Benjamin G. Wolff

Executive Chairman of the Board

IMPORTANT

A proxy card is being provided along with this notice of the annual meeting and proxy statement. We urge you to complete and mail the card promptly. Alternatively, you may vote by calling the toll-free telephone number or by going online as described in the instructions included with your proxy card. Any stockholder attending the annual meeting may vote on all matters that are considered, in which case the signed and mailed proxy or prior vote by telephone or online will be revoked. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the annual meeting, you must obtain from the record holder a proxy issued in your name.

IT IS IMPORTANT THAT YOU VOTE YOUR STOCK

SARCOS TECHNOLOGY AND ROBOTICS CORPORATION

650 South 500 West, Suite 150, Salt Lake City, Utah 84101

May 13, 2022

Notice of 2022 Annual Meeting of Stockholders

Date and Time of Meeting

Wednesday, June 29, 2022
2:00 p.m. Mountain Time

Place

The 2022 annual meeting of stockholders will be held at our offices located at 650 South 500 West, Suite 150, Salt Lake City, Utah 84101.

Items of Business

•	To elect three Class I directors to hold office until our 2025 annual meeting of stockholders and until their respective successors are elected and qualified.
•	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.
•	To transact other business that may properly come before the annual meeting or any adjournments or postponements thereof.

Record Date

May 6, 2022. Only stockholders of record as of May 6, 2022 are entitled to notice of and to vote at the annual meeting.

Availability of Proxy Materials

The Notice of Internet Availability of Proxy Materials, containing instructions on how to access our proxy statement, notice of annual meeting, form of proxy and our annual report, is first being sent or given on or about May 13, 2022 to all stockholders entitled to vote at the annual meeting.

The proxy materials and our annual report can be accessed as of May 13, 2022 by visiting www.proxydocs.com/STRC.

Voting

Your vote is important. Whether or not you plan to attend the annual meeting, we urge you to submit your proxy or voting instructions via the Internet, telephone or mail as soon as possible.

By order of the Board of Directors,

Julie Wolff

Corporate Secretary

2022 PROXY STATEMENT | i

SARCOS TECHNOLOGY AND ROBOTICS CORPORATION

PROXY STATEMENT

FOR 2022 ANNUAL MEETING OF STOCKHOLDERS
To be held at 2:00 p.m., Mountain Time, on Wednesday, June 29, 2022

PROXY SUMMARY AND
COMPANY HIGHLIGHTS

About Sarcos Technology and Robotics Corporation

Our mission is to save lives and prevent injury while helping humans accomplish more than ever before. To achieve our mission, we design our robotic systems to augment human performance by combining human intelligence, instinct and judgment with the strength, endurance and precision of machines to create the most safe, productive and cost-effective workforce in the world. We are a leader in the development of industrial highly-dexterous mobile robotic systems for use in dynamic environments. We expect our products to benefit industries in which people perform physically demanding or hazardous tasks, such as aerospace, automotive, aviation, construction, defense, distribution and warehousing for ecommerce and other industries, industrial manufacturing, maritime, military and oil and gas. Our technologically-advanced line of products augments, rather than replaces, humans.

We are the result of a decades-long effort in research and development of highly-dexterous robotic systems. Our original predecessor was spun-out of the University of Utah in 1983. In 2007, our predecessor was acquired by Raytheon and was operated until 2014 as a division of Raytheon known as Raytheon Sarcos. During this period, Raytheon Sarcos was focused primarily on developing cutting-edge technologies for use by U.S. governmental agencies. In December 2014, the assets of Raytheon Sarcos were acquired by a consortium led by the former Raytheon Sarcos President and our current Chief Innovation Officer Dr. Fraser Smith and technology and telecom entrepreneur Benjamin Wolff, our former Chief Executive Officer and current Executive Chairman of the Board. This acquisition was the basis for the establishment of Sarcos Corp., or Old Sarcos, which was incorporated in Utah in February 2015. On September 24, 2021, Old Sarcos combined with a subsidiary of Rotor Acquisition Corp., or Rotor, whereby Old Sarcos became a wholly-owned subsidiary of Rotor and Rotor changed its name to Sarcos Technology and Robotics Corporation (the Business Combination). In April 2022, we acquired RE2, Inc., a Pittsburgh, Pennsylvania based developer of the Sapien line of robotic arms and related software to enable intelligent mobile manipulation systems that operate in a variety of complex indoor and outdoor environments.

2022 PROXY STATEMENT | 1

PROXY SUMMARY AND COMPANY HIGHLIGHTS

Products

Our products include the Guardian XO, the Guardian XT and the Sapien line of robotic arms. We continue to focus on finishing development and commencing initial production of commercial units of our core products, the Guardian XO and Guardian XT.

Guardian® XO®	Guardian® XT	SapienTM 6M

Kinematic equivalency

Modelled after human movement; designed to human body ratio

Intuitive controls with integrated feedback

Human-like dexterity

Captures human ability to operate in unstructured environments

Augments humans with robotic strength, stamina, precision and speed

AI / ML robotics platform

Success-based teaching

Extensible object recognition and task files

Teleoperation

High fidelity force feedback for precision work

Platform-agnostic design for diverse environments

Energetic Autonomy

Untethered - lithium ion batteries

Optimized power utilization elastic recovery

Safety

Advanced controls

Comprehensive recovery

COVID-19

The COVID-19 pandemic continues to have a significant effect on the world, and we are not immune to its impact. Our product development efforts have been delayed during the pandemic. Due in part to the global impact, we have experienced, and continue to experience in varying degrees, difficulties or delays obtaining components, scheduling customer demos and testing and hiring needed personnel. However, we continue to make progress with our product development efforts, customer engagements, managing our supply chain, addressing hiring and managing other pandemic-related matters, such as employee health and safety, remote working arrangements and IT security and changing or different government health requirements and recommendations for work environments.

2022 PROXY STATEMENT | 2

PROXY SUMMARY AND COMPANY HIGHLIGHTS

A Time of Change

We experienced transformational challenges in 2021 and 2022, which significantly improved and expanded our business. Not only did we conclude the Business Combination whereby we became a publicly-traded company, but we also acquired RE2 and had a number of leadership changes. With the Business Combination we brought on a new Board of Directors, which includes current and former leaders from Apple, The Boeing Company, Credit Suisse, Delta Air Lines, Microsoft, Nextel and the U.S. Department of Defense. In December 2021, Benjamin G. Wolff, Sarcos’ Chief Executive Officer since September 2021 and Old Sarcos’ Chief Executive Officer since 2015 assumed the role of Executive Chairman and Kiva Allgood joined us as President and Chief Executive Officer. With the acquisition of RE2, RE2’s founder and long-time Chief Executive Officer, Jorgen Pedersen, became our Chief Operating Officer. We are now actively engaged in the integration of Sarcos and RE2 and look forward to what the future holds.

Our Board

Committee Memberships
Current Directors	Age (as of 3-29-22)	Director Since	Independent	Audit	Compensation	Nominating and Corporate Governance	Strategic Transaction	Other Public Directorships
Kiva Allgood	49	2021						2(4)
Priya Balasubramaniam	47	2021						--
Brian D. Finn	61	2021						1
Peter Klein(1)	59	2021						3
Matthew Shigenobu Muta	52	2021						--
Eric T. Olson	70	2021						2
Laura J. Peterson	62	2021						1
Dennis Weibling(2)	70	2021						2
Benjamin G. Wolff(3)	53	2021						1

   = Member     = Chair   = Audit Committee Financial Expert

(1)	Mr. Klein served on Old Sarcos’ board of directors from September 2016 until the Business Combination in September 2021.
(2)	Mr. Weibling served on Old Sarcos’ board of directors from September 2016 until the Business Combination in September 2021.
(3)	Mr. Wolff served on Old Sarcos’ board of directors from February 2015 until the Business Combination in September 2021.
(4)	Ms. Allgood is retiring from one of her outside board memberships in October 2022 when her current term on that board expires.

2022 PROXY STATEMENT | 3

PROXY SUMMARY AND COMPANY HIGHLIGHTS

The Annual Meeting

All stockholders are cordially invited to attend the 2022 annual meeting of the stockholders of Sarcos Technology and Robotics Corporation (the “Annual Meeting”) to be held on June 29, 2022. Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card (or vote by telephone or the Internet) as promptly as possible to ensure your shares are voted at the Annual Meeting. Please note that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name. For more information about attending the Annual Meeting and voting procedures for you to vote your shares, please see “Questions and Answers about the Proxy Materials and Our Annual Meeting” beginning on page 62 of this proxy statement.

The following matters will be voted on at the Annual Meeting and are described in more detail in this proxy statement:

Proposal	Board Vote Recommendation	More Information
Election of Directors (Proposal 1)	The Board of Directors recommends that you vote FOR each of the nominees.	Page 30
Ratification of the Independent Registered Public Accounting Firm (Proposal 2)	The Board of Directors recommends that you vote FOR ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.	Page 31

As of the date of this proxy statement, the Board of Directors knows of no other matters that will be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the proxy holders will vote any shares for which they have been granted a proxy as they determine.

2022 PROXY STATEMENT | 4

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Composition of the Board

Our Board of Directors currently consists of nine directors, seven of whom are independent under the listing standards of The Nasdaq Stock Market LLC, or Nasdaq. Our Board of Directors is divided into three classes with staggered three-year terms. Thus, at each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the class whose term is then expiring.

The following table sets forth the names, ages as of May 1, 2022 , and certain other information for each of our directors and director nominees:

Name	Class	Age	Position(s)	Director Since	Current Term Expires	Expiration of Term for Which Nominated
Nominees for Director
Kiva Allgood	I	49	Director, President and Chief Executive Officer	2021	2022	2025
Eric T. Olson	I	70	Director	2021	2022	2025
Benjamin G. Wolff	I	53	Director and Executive Chairman	2021	2022	2025

Continuing Directors
Matthew Shigenobu Muta	II	53	Director	2021	2023	—
Laura J. Peterson	II	62	Director	2021	2023	—
Dennis Weibling	II	71	Director	2021	2023	—
Priya Balasubramaniam	III	47	Director	2021	2024	—
Brian D. Finn	III	61	Director	2021	2024	—
Peter Klein	III	59	Director	2021	2024	—

Director Qualifications

We believe that our directors should possess high personal and professional ethics and integrity and be committed to representing the long-term interests of our stockholders. We endeavor to have a Board representing a range of experiences at policy-making levels in business and areas that are relevant to our business and long-term strategy. We believe that, in light of the current stage of our business, the following are key areas of experience, qualifications and skills that should be represented on the Board:

Leadership. We believe that directors with experience in significant leadership positions over an extended period provide us and the Board with important insights. Among other things, we believe that these individuals generally possess extraordinary leadership qualities and the ability to identify and develop those qualities in others and that they demonstrate a practical understanding of organizations, processes, strategy and growth management.

2022 PROXY STATEMENT | 5

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Technology. Our products involve highly sophisticated technology, are extremely complicated and reflect our efforts at solving very difficult technological problems. As a result, we believe it is important to have directors who have technology industry experience and an understanding of the difficulties in developing and commercializing technologically advanced products.

Operations. As we transition from primarily a research and development organization to a commercial enterprise, we need to continue to mature our operations to support the manufacture, service and support of products in commercial quantities. We benefit from the counsel and insight directors with significant operations experience provide.

Finance. As a newly public company, we benefit from directors with a strong finance background, including an understanding of finance, financial statements and financial reporting as we continue to strengthen our internal controls and related processes. Further, we believe it is important to have directors with significant financial market experience.

Customers. As we continue toward commercialization of our core products, the Guardian XO and Guardian XT, and to develop and offer our Sapien line of products, we believe it is important to have directors with experience in our target industries so that we can better understand the perspectives, needs and decision-making processes of potential customers.

Global Business. We believe that our business will involve sales outside of the United States. As a result, we believe it is important to have directors with significant international business or similar experience.

The following skills matrix sets forth the primary areas of experience, qualifications and skills that we have specifically identified as pertaining to each director, including our director nominees. This matrix should not be read as suggesting that directors not specifically identified with any particular area of experience, qualification or skill do not have experience, qualifications or skills in that area. Our Nominating and Corporate Governance Committee reviews at least annually the composition of the Board and considers whether additional or different skills are needed. We expect this process to continue as our business evolves and, as a result, our skills matrix may change over time.

	Leadership	Technology	Operations	Finance	Customers	Global Business
Kiva Allgood	✓	✓	✓			✓
Priya Balasubramaniam	✓	✓	✓		✓	✓
Brian D. Finn	✓			✓		✓
Peter Klein	✓	✓		✓		✓
Matthew Shigenobu Muta	✓		✓		✓	✓
Eric T. Olson	✓		✓		✓	✓
Laura J. Peterson	✓		✓		✓	✓
Dennis Weibling	✓	✓		✓
Benjamin G. Wolff	✓	✓	✓	✓		✓

2022 PROXY STATEMENT | 6

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

We also believe that the significant stock ownership of (or of entities affiliated with) Mr. Wolff and Mr. Finn provide a strong alignment of interests between the Board and our stockholders and help ensure that the Board is properly focused on the long-term interests of our stockholders.

Board Diversity

We believe that we and our Board benefit from diversity with respect to professional background, education, race, ethnicity, gender, age and geography, as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on our Board. Although our Board of Directors does not maintain a specific policy with respect to Board diversity, our Board of Directors believes that the Board should be a diverse body, and the Nominating and Corporate Governance Committee considers a broad range of perspectives, backgrounds and experiences when considering whether to recommend the nomination of any particular director candidate.

Board Diversity Matrix

Board Diversity Matrix (as of May 13, 2022)
Total Number of Directors: 9
	Female	Male
Gender:	3	6
Demographic Background:
African American or Black	0	0
Asian	1	1
Hispanic or Latinx	0	0
Native Hawaiian or Pacific Islander	0	1
White	2	6
Two or More Races or Ethnicities	0	1
Additional Demographic Information:
Military Veteran	0	1

2022 PROXY STATEMENT | 7

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Nominees for Director

Kiva Allgood

Qualifications, Skills and Experience

Kiva Allgood has served as our President, Chief Executive Officer and a member of the Board of Directors since December 13, 2021. Prior to joining us, Ms. Allgood most recently served as the Global Head of IOT and Automotive for Telefonaktiebolaget LM Ericsson, a Nasdaq-listed company that is a global provider of communications technology, from April 2019 to July 2021. Ms. Allgood served as the Chief Commercial Development Officer for GE Ventures, a Corporate Venture Company from August 2017 to April 2019, and as Managing Director for Innovation Group of GE Corporate from November 2016 to August 2017. From June 2012 to November 2016, Ms. Allgood served as President, Qualcomm Intelligent Solutions, IoT and Smart Cities, at Qualcomm Incorporated, a Nasdaq-listed company that is a global provider of foundational technologies and products used in mobile devices and other wireless products. Earlier in her career, Ms. Allgood served in senior-level operational roles including sales, marketing and business development in the technology industry. Ms. Allgood will serve on the board of directors of Synaptics Incorporated until October 2022. Ms. Allgood also currently serves on the board of directors of Airgain, Inc. Ms. Allgood holds a Bachelor of Science degree and Master of Business Administration degree, both from Northwestern University. We believe Ms. Allgood’s leadership and familiarity with our business as our Chief Executive Officer, in addition to her experience in technology and management roles in her prior positions, qualify her to serve on our Board.

Committee Memberships: None Other Current Public Directorships: Synaptics Airgain

Leadership	Technology	Operations	Finance	Customers	Global Business

2022 PROXY STATEMENT | 8

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Admiral Eric T. Olson (Ret.)

Qualifications, Skills and Experience

Admiral Eric T. Olson (Ret.) has served as a member of the Board of Directors since September 24, 2021. He has been President and Managing Member of ETO Group, LLC since September 2011, where he acts as an independent national security consultant supporting a wide range of private and public sector organizations. From June 2019 to May 2020, Admiral Olson served as Chief Executive Officer of Hans Premium Water, a privately held company. Admiral Olson retired from the United States Navy in 2011 as a full Admiral after 38 years of military service. He served in special operations units throughout his career, during which he was awarded several decorations for leadership and valor, including the Defense Distinguished Service Medal and the Silver Star. Admiral Olson was the first Navy SEAL officer to be promoted to three- and four-star ranks. Admiral Olson’s career culminated as the head of the United States Special Operations Command from July 2007 to August 2011, where he was responsible for the mission readiness of all Army, Navy, Air Force and Marine Corps special operations forces. Admiral Olson serves on the board of directors of Under Armour, Inc. (NYSE:UAA) and is a member of its nominating and corporate governance committee. Admiral Olson also serves on the board of directors of Iridium Communications Inc. (Nasdaq:IRDM) and is a member of its nominating and corporate governance committee. He also serves on the board of directors of Cyber Reliant Corporation, Newlight Technologies, Ocean Aero, Inc. and IP3. Admiral Olson has served as a director of the non-profit Special Operations Warrior Foundation. Admiral Olson has also served on the Old Sarcos Advisory Board since December 2016. Admiral Olson graduated from the United States Naval Academy in 1973 and earned a Master of Arts degree in National Security Affairs at the Naval Postgraduate School. He is an Adjunct Professor in the School of International and Public Affairs at Columbia University. We believe Admiral Olson’s leadership experience as an Admiral in the U.S. Navy, including his leadership and management of a large and complex organization as head of the U.S. Special Operations Command, in addition to his experience as a director of various companies and his expertise with respect to the needs of the U.S. military, qualifies him to serve on our Board of Directors.

Independent Committee Memberships: Audit Compensation Other Current Public Directorships: Under Armour Iridium Communications

Leadership	Technology	Operations	Finance	Customers	Global Business

2022 PROXY STATEMENT | 9

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Benjamin G. Wolff

Qualifications, Skills and Experience

Benjamin G. Wolff has served as our Executive Chairman since December 13, 2021, and as a member (and Chairman) of the Board of Directors since September 24, 2021. Mr. Wolff served as Old Sarcos’ Chief Executive Officer and Chairman of the Board of Directors from September 2015, its President from December 2020, and as a member of its Board of Directors from February 2015, in each case until the Business Combination, at which time he became our Chief Executive Officer, President and Chairman of our Board of Directors (until December 13, 2021, when he became our Executive Chairman). Prior to joining Old Sarcos, Mr. Wolff served as Chief Executive Officer, President and Chairman at Pendrell Corporation from December 2009 to November 2014. In April 2004, Mr. Wolff co-founded Clearwire Corporation, where he served as President and Chief Executive Officer until March 2009 and Co-Chairman until October 2011. Mr. Wolff has also served as President of Eagle River Investments, an investment fund focused on telecom and technology investments. Mr. Wolff previously served on the board of the Cellular Telecommunications Industry Association (CTIA), and is currently a member of the Board of Visitors of Northwestern School of Law at Lewis & Clark College in Portland, Oregon. Mr. Wolff also serves on the board of directors of Globalstar, Inc. (NYSE:GSAT) and is a member of its audit committee and compensation committee and serves as the chairman of its strategic review committee. Mr. Wolff earned his law degree from Northwestern School of Law, Lewis & Clark College in Portland, Oregon, and his Bachelor of Science degree from California Polytechnic State University. We believe Mr. Wolff’s leadership roles as a founder of and investor in technology companies and his perspective, experience and institutional knowledge as Sarcos’ former Chief Executive Officer qualify him to serve on our Board of Directors.

Committee Memberships: Strategic Transaction Other Current Public Directorships: Globalstar

Leadership	Technology	Operations	Finance	Customers	Global Business

2022 PROXY STATEMENT | 10

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Continuing Directors

Priya Balasubramaniam

Qualifications, Skills and Experience

Priya Balasubramaniam has served as a member of the Board of Directors since September 24, 2021. Ms. Balasubramaniam has served as the Vice President, Operations at Apple Inc. since October 2014, overseeing core technologies operations and iPhone operations. Ms. Balasubramaniam has worked in a number of senior operations and procurement roles, and in 2013 took on leadership of the worldwide iPhone Operations team. Since September 2021, Ms. Balasubramaniam has managed all of Product Operations for Apple. Prior to Apple she worked at Asea Brown Boveri in India for 3 years as a design engineer. Ms. Balasubramaniam holds a bachelor’s degree in Mechanical Engineering from Bangalore University and an MBA in Supply Chain and Marketing from Michigan State University. In 2017, she received an honorary doctorate of engineering from Michigan State University and also has a diploma in Software Technology & Systems Management. We believe that Ms. Balasubramaniam’s extensive leadership and operations experience, in particular in managing supply chains and the development and manufacture of high volume technology products at Apple, qualify her to serve on our Board of Directors.

Independent Committee Memberships: Nominating and Corporate Governance Other Current Public Directorships: None

Leadership	Technology	Operations	Finance	Customers	Global Business

2022 PROXY STATEMENT | 11

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Brian D. Finn

Qualifications, Skills and Experience

Brian D. Finn has served as a member of the Board of Directors since September 24, 2021. Mr. Finn has over 35 years of experience in the financial services industry as well as a variety of corporate and philanthropic Board roles. From 2008 until he retired in 2013, Mr. Finn served as Chairman and Chief Executive Officer of Asset Management Finance Corp (AMF) and as a Senior Advisor to Credit Suisse. From 2004 to 2008, Mr. Finn was Chairman and Head of Alternative Investments (AI) at Credit Suisse. From 2002 to 2005, Mr. Finn held senior managements positions within Credit Suisse, including President of Credit Suisse First Boston (CSFB), President of Investment Banking, Co-President of Institutional Securities, Chief Executive Officer of Credit Suisse USA and a member of the Office of the Chairman of CSFB. He was also a member of the Executive Board of Credit Suisse Group. Mr. Finn began his career in 1982 as a member of the Mergers & Acquisitions Group (M&A) at The First Boston Corporation, ultimately becoming Co-Head of M&A in 1993. He has advised on dozens of transactions worth well over $100 billion. In 1997, he joined the private equity firm Clayton, Dubilier & Rice as a partner and then later rejoined Credit Suisse in 2002. Mr. Finn is a member of the board of The Scotts Miracle-Gro Company (NYSE:SMG) and was a member of the board of Owl Rock Capital Corp (NYSE:ORCC) from 2016 to February 2022. He is currently Chairman of Star Mountain Capital and Chairman of Covr Financial Technologies, as well as a board member of a number of early-stage companies. He has previously been a Strategic Advisor to KKR, member of the boards of Baxter International, Telemundo, MGM Pictures, and a number of other public and private companies. Mr. Finn is a past Chairman of the Undergraduate Executive Board of The Wharton School of the University of Pennsylvania, Vice Chairman of the Board of the City Kids Foundation and a member of the Boards of the Intrepid Fallen Heroes Fund, the Gordon A. Rich Memorial Foundation and the Starmar Foundation. Mr. Finn received a Bachelor of Science Degree in Economics from The Wharton School of the University of Pennsylvania. We believe Mr. Finn is well-qualified to serve as a member of our Board due to, among other things, his extensive experience in finance, leadership positions and strategic transactions.

Independent Committee Memberships: Nominating and Corporate Governance Other Current Public Directorships: Scotts Miracle-Gro

Leadership	Technology	Operations	Finance	Customers	Global Business

2022 PROXY STATEMENT | 12

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Peter Klein

Qualifications, Skills and Experience

Peter Klein has served as a member of the Board of Directors since September 24, 2021. Mr. Klein joined the Board of Directors of Old Sarcos in September 2016. Mr. Klein served as Chief Financial Officer of WME, a global leader in sports and entertainment marketing, from December 2013 to July 2014, and as Chief Financial Officer of Microsoft Corporation from November 2009 to June 2013. During his 11 years at Microsoft, Mr. Klein held various other roles, including Chief Financial Officer of the Server and Tools and Microsoft Business Divisions. Before joining Microsoft, Mr. Klein spent 13 years in corporate finance at high-growth companies. He held senior finance roles with McCaw Cellular Communications, Orca Bay Capital, Asta Networks and Homegrocer.com. Mr. Klein has served on the board of directors of F5 since 2015, Denali Therapeutics since 2018 and Accolade, Inc. since 2019. Mr. Klein also served on the board of directors of Apptio from 2013 to 2019. Mr. Klein holds a B.A. from Yale University and an MBA from the University of Washington. We believe Mr. Klein’s leadership experience at some of the world’s largest technology companies and his finance and accounting expertise, in addition to his experience as a director of Old Sarcos, qualify him to serve on our Board of Directors.

Independent Committee Memberships: Compensation Strategic Transaction Other Current Public Directorships: F5 Denali Therapeutics Accolade

Matthew Shigenobu Muta

Qualifications, Skills and Experience

Matthew Shigenobu Muta has served as a member of the Board of Directors since September 24, 2021. Mr. Muta has held various leadership roles at Delta Air Lines Inc., including serving as their Vice President, Innovation and Operations Technology from 2016 to the present, and as Vice President, Innovation & Commercial Technologies from 2014 to 2016. Mr. Muta previously held various positions at Microsoft, Inc., including Global Managing Director, Hospitality & Travel. Mr. Muta holds a Bachelor of Arts Degree in Communications from Boise State University. We believe Mr. Muta’s leadership experience at some of the world’s largest companies, including in industries that we believe include potential customers of ours, qualifies him to serve on our Board of Directors.

Independent Committee Memberships: Compensation Other Current Public Directorships: None

Leadership	Technology	Operations	Finance	Customers	Global Business

2022 PROXY STATEMENT | 13

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Laura J. Peterson

Qualifications, Skills and Experience

Laura J. Peterson has served as a member of the Board of Directors since September 24, 2021. Ms. Peterson previously served as Vice President, China Business Development, for Boeing Commercial Airplanes, from 2012 to 2016. Prior to that, Ms. Peterson held a series of executive positions at Boeing in aircraft sales, international business development, global strategy, government relations and homeland security from 1994 to 2012. She served on the Executive Leadership Team of three Boeing Commercial Airplanes (BCA) CEOs, as well as on the Executive Leadership Teams of BCA Airplane Production and Supplier Management, BCA Strategy and Boeing International. Ms. Peterson has served on the board of directors of Air Transport Services Group, Inc. (Nasdaq:ATSG) since June 2018, and is a member of its audit committee and nominating and governance committee. Ms. Peterson holds a B.S. in Industrial Engineering from Stanford University and an M.B.A. from The Wharton School at the University of Pennsylvania and is a Fellow of the Stanford Distinguished Careers Institute. We believe Ms. Peterson’s extensive experience in international business, operations, government relations and leadership roles, in particular at Boeing, in addition to her experience as a director of public companies, qualifies her to serve on our Board of Directors .

Independent Committee Memberships: Audit Other Current Public Directorships: Air Transport Services Group

Leadership	Technology	Operations	Finance	Customers	Global Business

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Dennis Weibling

Qualifications, Skills and Experience

Dennis Weibling has served as a member of the Board of Directors since September 24, 2021. Mr. Weibling joined the board of directors of Old Sarcos in September 2016 and served as chairman of its audit committee until the Business Combination when he joined our Board and became Chairman of the Audit Committee. Mr. Weibling has served as the Managing Director of Rally Capital LLC since 2004. He served as a director of Holicity Inc. (Nasdaq:HOL) from August 2020 to June 2021 and has served as a director of Colicity Inc. (Nasdaq:COLI) since February 2021. Mr. Weibling also served on Sotheby’s board and as chairman of its audit and finance committees, from 2006 until October 2019. Mr. Weibling also served as Sotheby’s interim Chief Financial Officer from January 2016 until March 2016. He also serves as Trustee for the estate of Keith W. McCaw and associated family trusts. Mr. Weibling has also served on the boards of private companies including Telesphere Communications Networks, Rise Communities LLC, Telecom Transport Management, Wireless Services Corporation, Worldwide Packets, Inc., Teledesic Corporation, Geopass, Inc. d/b/a Pirq, and SeaMobile, Inc. Mr. Weibling served as President of Eagle River, Inc., from October 1993 through December 2001, and as Vice Chairman of Eagle River Investments from January 2002 through November 2004. He served as Chief Executive Officer of Nextel Communications Inc. from October 1995 to March 1996, and as a director of Nextel from July 1995 until April 1, 2004. At Nextel, Mr. Weibling was a member and chairman of the operations, audit, finance, and compensation committees at various times during that period. Mr. Weibling served as a board member of Nextel Partners from 1998 to 2006 and chaired the audit committee. His other public company board was XO Communications, Inc., where he served from 1996 to 2003. Mr. Weibling holds a Bachelor of Arts Degree from Wittenberg University, a Master of Arts Degree in Psychology from the University of Nebraska, and a J.D. from the University of Nebraska. We believe Mr. Weibling’s financial expertise and experience as an investor in technology companies, in addition to his experience as a director of various companies, qualify him to serve on our Board of Directors.

Independent Committee Memberships: Audit Nominating and Corporate Governance Strategic Transaction Other Current Public Directorships: Colicity

Leadership	Technology	Operations	Finance	Customers	Global Business

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Director Independence

Our common stock is listed on Nasdaq. We are required under Nasdaq listing standards and our Corporate Governance Guidelines to maintain a Board comprised of a majority of independent directors. Under Nasdaq listing standards, a director will only qualify as an independent director if, in the opinion of that listed company’s board of directors, the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, Nasdaq listing standards require that, subject to specified exceptions, each member of our Audit, Compensation and Nominating and Corporate Governance Committees be independent.

Audit Committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and Nasdaq listing standards applicable to audit committee members. Compensation Committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and Nasdaq listing standards applicable to compensation committee members.

Our Nominating and Corporate Governance Committee and our Board of Directors has undertaken a review of the independence of each of our directors. Based on information provided by each director concerning his or her background, employment and affiliations, our Nominating and Corporate Governance Committee and our Board of Directors has determined that each of Ms. Balasubramaniam, Mr. Finn, Mr. Klein, Mr. Muta, Admiral Olson, Ms. Peterson and Mr. Weibling, representing seven of our nine directors, is an “independent director” as defined under the listing standards of Nasdaq. Ms. Allgood is not an independent director because of her position as our chief executive officer; and Mr. Wolff is not an independent director because of his prior service as our chief executive officer and his current service as our Executive Chairman.

In making these determinations, our Board of Directors considered the current and prior relationships that each director has with our company and all other facts and circumstances that our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director and the transactions involving them described in the section titled “Related Person Transactions.”

Family Relationships

There are no family relationships among any of our executive officers, directors or persons nominated or chosen to be a director or officer. Julie Wolf serves as our Chief Legal Officer and Corporate Secretary and is married to Benjamin Wolf, our Executive Chairman.

Board Leadership Structure

Our Corporate Governance Guidelines provide our Board flexibility to determine the appropriate leadership structure for the company, and whether the roles of chairperson and chief executive officer should be separated or combined. In making this determination, our Board considers many factors, including the needs of the business, our Board’s assessment of its leadership needs from time to time and the best interests of our stockholders. If the role of chairperson is filled by a director who does not qualify as an independent director, then our Corporate Governance Guidelines provide that one of our independent directors will serve as our Lead Independent Director.

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Currently, Ms. Allgood serves as our President and Chief Executive Officer and is not an independent director; and Mr. Wolff serves as an executive officer in the role of Executive Chairman and is not an independent director. Our Board believes that it is currently appropriate to separate the roles of chairperson and chief executive officer. In addition, because our chairperson is also not an independent director, our Board has designated Mr. Weibling as our Lead Independent Director. Our Chief Executive Officer is responsible for day-to-day leadership. In addition to the responsibilities traditionally assigned to the chairperson of the Board of Directors, our Executive Chairman’s responsibilities include, among other things: working with our Chief Executive Officer to develop our strategy, identify potential strategic initiatives and transactions and define our future product roadmap; acting as chair of the Strategic Transaction Committee; working with the Chief Executive Officer on investor communications strategies and ensuring that we have good relationships with stockholders and other stakeholders; and working with the Lead Independent Director to ensure that there is sufficient time during Board meetings for effective discussion of agenda items and key issues and concerns of the Board, as well as fostering an environment in which directors ask questions and express their viewpoints. Our Lead Independent Director ensures that our Board’s time and attention is focused on providing independent oversight of management and matters critical to our company. In addition our Lead Independent Director presides over periodic meetings of our independent directors, serves as a liaison between our independent directors and our non-independent directors and performs such additional duties as our Board of Directors may otherwise determine or delegate. The Board believes that Mr. Wolff’s deep knowledge of the company and industry due to his prior service as our Chief Executive Officer, as well as his strong leadership and business experience, enable him to provide an important bridge between our Board of Directors, especially our independent directors, and management. Further, our Board believes that his significant stock ownership aligns his interests with those of our other stockholders. The Board believes that Mr. Weibling’s extensive experience serving on public company boards of directors makes him ideally suited to act independently of management and serve as our Lead Independent Director.

Role of the Board in Risk Oversight Process

Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance, cybersecurity and reputational risks. We have designed and implemented processes to manage risk in our operations. However, risk management is an evolving process requiring us to continually look for opportunities to further embed risk management processes into our business and organization. Management is responsible for the day-to-day management of risks the company faces, while our Board of Directors, as a whole and assisted by its committees, has responsibility for the oversight of risk management.  Our Board reviews strategic and operational risk in the context of discussions, question and answer sessions, and reports from the management team at each regular Board meeting, receives reports on all significant Board committee activities at each regular Board meeting and evaluates the risks inherent in significant transactions.

In addition, our Board has tasked designated standing Board committees with oversight of certain categories of risk management. Our Audit Committee assists our Board in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, legal and regulatory compliance and related party transactions and conflicts of interest. Our Compensation Committee assesses risks relating to our human capital management and our executive compensation plans and arrangements, including whether our compensation policies and programs have the potential to encourage excessive or inappropriate risk taking. Our Nominating and Corporate Governance Committee assesses risks relating to our corporate governance practices and the independence of the Board.

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Our Board of Directors believes its current leadership structure, as well as having fully independent Audit, Compensation and Nominating and Corporate Governance Committees, supports the risk oversight function of the Board.

Board Committees

Our Board of Directors has established the following standing committees of the Board: Audit Committee; Compensation Committee; Nominating and Corporate Governance Committee; and Strategic Transaction Committee. The composition and responsibilities of each of the committees of our Board of Directors is as follows:

Committee Memberships
Current Directors	Audit	Compensation	Nominating and Corporate Governance	Strategic Transaction
Kiva Allgood
Priya Balasubramaniam
Brian D. Finn
Peter Klein
Matthew Shigenobu Muta
Eric T. Olson
Laura J. Peterson
Dennis Weibling
Benjamin G. Wolff

   = Member     = Chair

Audit Committee

The members of our Audit Committee are Admiral Eric T. Olson (Ret.), Laura J. Peterson and Dennis Weibling, with Dennis Weibling serving as chairperson. Our Nominating and Corporate Governance Committee and Board of Directors have determined that each member of the Audit Committee meets the requirements for independence and financial literacy under the rules and regulations of the Securities and Exchange Commission, or the SEC, and the listing standards of Nasdaq applicable to audit committee members. In addition, our Board of Directors has determined that Dennis Weibling is an “audit committee financial expert” within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended, or the Securities Act. Our Audit Committee, among other things:

•	selects, retains, compensates, evaluates, oversees and, where appropriate, terminates our independent registered public accounting firm;
•	reviews and approves the scope and plans for the audits and the audit fees and approves all non-audit and tax services to be performed by our independent auditor;
•	evaluates the independence and qualifications of our independent registered public accounting firm;
•	reviews our financial statements, and discusses with management and our independent registered public accounting firm the results of the annual audit and quarterly reviews;
•	reviews and discusses with management and our independent registered public accounting firm the quality and adequacy of our internal controls and our disclosure controls and procedures;
•	discusses with management our procedures regarding the presentation of our financial information, and reviews earnings press releases and guidance;
•	oversees the design, implementation and performance of our internal audit function, if any;

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•	sets hiring policies with regard to the hiring of employees and former employees of our independent registered public accounting firm and oversees compliance with such policies;
•	reviews, approves and monitors and reviews conflicts of interest of our Board of Directors members and officers and related party transactions;
•

adopts and oversees procedures to address complaints regarding accounting, internal accounting controls and auditing matters, including confidential, anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters;

•	reviews and discusses with management and our independent registered public accounting firm the adequacy and effectiveness of our legal, regulatory and ethical compliance programs;
•	reviews and discusses with management and our independent registered public accounting firm our guidelines and policies to identify, monitor and address enterprise risks;
•	reviews and monitors compliance with our Code of Business Conduct and Ethics; and
•	oversees, assists in the exploration and evaluation of, negotiates and, if appropriate, recommends to the Board of Directors for approval strategic alternatives.

Our Audit Committee operates under a written charter that satisfies the applicable listing standards of Nasdaq. A copy of the Audit Committee’s charter is available on our website at https://investor.sarcos.com/governance/documents-charters.

Compensation Committee

The members of our Compensation Committee are Peter Klein, Matthew Shigenobu Muta and Admiral Eric T. Olson (Ret.), with Peter Klein serving as chairperson. Our Nominating and Corporate Governance Committee and Board of Directors have determined that each member of the Compensation Committee meets the requirements for independence under the rules and regulations of the SEC and the listing standards of Nasdaq applicable to Compensation Committee members, and that each member of the Compensation Committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. Our Compensation Committee, among other things:

•	reviews and approves the compensation for our executive officers, including our chief executive officer;
•	reviews, approves and administers our employee benefit and equity incentive plans;
•	establishes and reviews the compensation plans and programs of our employees, and ensures that they are consistent with our general compensation strategy;
•	monitors compliance with any stock ownership guidelines;
•	approves or makes recommendations to our Board of Directors regarding the creation or revision of any clawback policy; and
•	determines non-employee director compensation.

Our Compensation Committee operates under a written charter that satisfies the applicable listing standards of Nasdaq. A copy of the Compensation Committee’s charter is available on our website at https://investor.sarcos.com/governance/documents-charters.

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Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are Priya Balasubramaniam, Brian D. Finn and Dennis Weibling, with Brian D. Finn serving as chairperson. Our Nominating and Corporate Governance Committee and Board of Directors has determined that each member of the Nominating and Corporate Governance Committee meets the requirements for independence under the listing standards of Nasdaq. Our Nominating and Corporate Governance Committee, among other things:

•	reviews and assesses and makes recommendations to our Board of Directors regarding desired qualifications, expertise and characteristics sought of Board members;
•	identifies, evaluates, selects or makes recommendations to our Board of Directors regarding nominees for election to our Board of Directors;
•	develops policies and procedures for considering stockholder nominees for election to our Board of Directors;
•	reviews the succession planning process for our chief executive officer and any other members of our executive management team;
•	reviews and makes recommendations to our Board of Directors regarding the composition, organization and governance of our Board of Directors and its committees;
•	reviews and makes recommendations to the Board of Directors regarding our Corporate Governance Guidelines and corporate governance framework;
•	oversees director orientation for new directors and continuing education for our directors;
•	oversees the evaluation of the performance of the Board of Directors and its committees; and
•	administers policies and procedures for communications with the non-management members of the Board of Directors.

Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable listing standards of Nasdaq. A copy of the Nominating and Corporate Governance Committee’s charter is available on our website at https://investor.sarcos.com/governance/documents-charters.

Strategic Transaction Committee

Our Board of Directors has created a Strategic Transaction Committee. The members of the Strategic Transaction Committee are Brian D. Finn, Peter Klein, Dennis Weibling and Benjamin G. Wolff, with Benjamin G. Wolff serving as chairperson. The Strategic Transaction Committee assists in the assessment of strategic acquisition opportunities and reports its findings to the Board of Directors.

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Attendance at Board, Board Committee and Stockholder Meetings

We completed the Business Combination on September 24, 2021 whereby a subsidiary of Rotor, a publicly-traded special acquisition company, combined with Old Sarcos and Rotor changed its name to Sarcos Technology and Robotics Corporation. At that time, the members of Rotor’s Board of Directors (other than Mr. Finn) resigned and were replaced with our current Board of Directors. During 2021, the Board after the Business Combination and the board of directors of Old Sarcos prior to the Business Combination held in the aggregate 9 meetings, and each director attended at least 75% of the total of (1) such aggregate number of meetings and (2) the number of meetings held by all committees of the Board after the Business Combination and the committees of the Old Sarcos board of directors prior to the Business Combination, in each case on which such director served during the periods that such director served.

Mr. Finn served on Rotor’s board of directors during 2021 until the Business Combination and then continued to serve on our Board following the Business Combination. Mr. Finn attended at least 75% of the aggregate of (1) the total number of meetings of Rotor’s board of directors prior to the Business Combination and our Board after the Business Combination and (2) total number of meetings of committees of Rotor’s board prior to the Business Combination and our Board after the Business Combination, in each case on which he served during the periods that he served.

Although we do not have a formal policy requiring attendance by members of our Board of Directors at our annual meetings of stockholders, we strongly encourage directors to attend. The Annual Meeting will be our first annual meeting of stockholders since the Business Combination.

Executive Sessions of Non-Employee and Independent Directors

To encourage and enhance communication among non-employee directors, our Corporate Governance Guidelines provide that the non-employee directors will meet in executive sessions without management directors or management present on a periodic basis, but no less than two times per year. In addition, if any of our non-employee directors are not independent directors, then our independent directors will also meet in executive session on a periodic basis, but no less than two times per year. These executive sessions are chaired by Dennis Weibling, our Lead Independent Director.

Compensation Committee Interlocks and Insider Participation

Between September 24, 2021, the date of the Business Combination, and December 31, 2021, the members of our Compensation Committee were Peter Klein (Chair), Matthew Shigenobu Muta and Eric T. Olson. None of the members of our Compensation Committee is or has been an officer or employee of our company. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

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Considerations in Evaluating Director Nominees

Our Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating potential director nominees. In its evaluation of director candidates, including the current directors eligible for re-election, our Nominating and Corporate Governance Committee will consider the current size and composition of our Board of Directors and the needs of our Board of Directors and the respective committees of our Board of Directors and other director qualifications. While our Board has not established minimum qualifications for Board members, some of the factors that our Nominating and Corporate Governance Committee considers in assessing director nominee qualifications include issues of character, professional ethics and integrity, judgment, business acumen, proven achievement and competence in one’s field, the ability to exercise sound business judgment, tenure on the Board and skills that are complementary to the Board, an understanding of our business, an understanding of the responsibilities that are required of a member of the Board, other time commitments, diversity with respect to professional background, education, race, ethnicity, gender, age and geography, as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on our Board. The Nominating and Corporate Governance Committee and the Board evaluate each director in the context of the membership of the Board as a group, with the objective of maintaining a Board that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of backgrounds and experience in various areas. Although our Board of Directors does not maintain a specific policy with respect to Board diversity, our Board of Directors believes that the Board should be a diverse body, and the Nominating and Corporate Governance Committee considers a broad range of perspectives, backgrounds and experiences when considering whether to recommend the nomination of any particular director candidate.

If our Nominating and Corporate Governance Committee determines that an additional or replacement director is required, then the committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information or reliance on the knowledge of the members of the committee, the Board or management.

After completing its review and evaluation of director candidates, our Nominating and Corporate Governance Committee recommends to our full Board of Directors the director candidates for nomination. Our Nominating and Corporate Governance Committee has discretion to decide which individuals to recommend for nomination as directors and our Board of Directors has the final authority in determining the selection of director candidates for nomination to our Board.

Stockholder Recommendations and Nominations to our Board of Directors

Our Nominating and Corporate Governance Committee will consider recommendations and nominations for candidates to our Board of Directors from stockholders in the same manner as candidates recommended to the committee from other sources, so long as such recommendations and nominations comply with our Second Amended and Restated Certificate of Incorporation, or our Charter, and our Amended and Restated Bylaws, or our Bylaws, all applicable company policies and all applicable laws, rules and regulations, including those promulgated by the SEC. Our Nominating and Corporate Governance Committee will evaluate such recommendations in accordance with its charter, our Bylaws and our Corporate Governance Guidelines and the director nominee criteria described above.

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A stockholder that wants to recommend a candidate to our Board of Directors should direct the recommendation in writing by letter to our Corporate Secretary at Sarcos Technology and Robotics Corporation, 650 South 500 West, Suite 150, Salt Lake City, Utah 84101, Attention: Corporate Secretary. Such recommendation must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and us and evidence of the recommending stockholder’s ownership of our capital stock. Such recommendation must also include a statement from the recommending stockholder in support of the candidate. Stockholder recommendations must be received by December 31st of the year prior to the year in which the recommended candidate(s) will be considered for nomination. Our Nominating and Corporate Governance Committee has discretion to decide which individuals to recommend as nominees for election as directors, and our Board has discretion to decide which individuals to nominate for election as directors.

Under our Bylaws, stockholders may also directly nominate persons for election to our Board of Directors. Any nomination must comply with the requirements set forth in our Bylaws and the rules and regulations of the SEC and should be sent in writing to our Corporate Secretary at the address above. To be timely for our 2023 annual meeting of stockholders, nominations must be received by our Corporate Secretary observing the deadlines discussed below under “Other Matters—Stockholder Proposals or Director Nominations for 2023 Annual Meeting.”

Communications with the Board of Directors

Stockholders and other interested parties wishing to communicate directly with our non-management directors, may do so by writing and sending the correspondence to our Chief Legal Officer, Chief Financial Officer or Legal Department by mail to our principal executive offices at Sarcos Technology and Robotics Corporation, 650 South, 500 West, Suite 150, Salt Lake City, Utah 84101. Our Chief Legal Officer, Chief Financial Officer or Legal Department, in consultation with appropriate directors as necessary, will review all incoming communications and screen for communications that (1) are solicitations for products and services, (2) relate to matters of a personal nature not relevant for our stockholders to act on or for our Board to consider and (3) matters that are of a type that are improper or irrelevant to the functioning of our Board or our business, for example, mass mailings, job inquiries and business solicitations. If appropriate, our Chief Legal Officer, Chief Financial Officer or Legal Department will route such communications to the appropriate director(s) or, if none is specified, then to the chairperson of the Board or the lead independent director (if one is appointed) if the chairperson of the Board is not independent. These policies and procedures do not apply to communications to non-management directors from our officers or directors who are stockholders or stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

Policy Prohibiting Hedging or Pledging of Securities

Under our insider trading policy, our employees, including our executive officers, and members of our Board of Directors are prohibited from, directly or indirectly, (1) engaging in short sales, (2) trading in publicly-traded options, such as puts and calls, and other derivative securities with respect to our securities (other than stock options, restricted stock units and other compensatory awards issued to such individuals by us), (3) purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity securities granted to them by us as part of their compensation or held, directly or indirectly, by them, (4) pledging

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any of our securities as collateral for any loans or as part of any other pledging transaction and (5) holding our securities in a margin account.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our Board of Directors has adopted our Corporate Governance Guidelines. These guidelines address, among other items, the qualifications and responsibilities of our directors and director candidates, the structure and composition of our Board of Directors and corporate governance policies and standards applicable to us in general. In addition, our Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and Code of Business Conduct and Ethics are available on our website at https://investor.sarcos.com/governance/documents-charters. We will post any amendments to or waivers of our Code of Business Conduct and Ethics for directors and executive officers on the same website.

Other Corporate Governance Policies and Practices

Changes in Employment or Circumstances

Upon a change in employment with his or her principal employer, any non-employee director shall promptly inform our Chief Legal Officer, Chief Financial Officer or Legal Department or the Lead Independent Director (if one is appointed), who will discuss the issue with the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will assess the appropriateness of such director remaining on the Board and shall recommend to the Board whether to request that such director tender his or her resignation. Similarly, if a director becomes aware of circumstances that may adversely reflect upon the director, any other director or our company, the director should notify the Nominating and Corporate Governance Committee of such circumstances. The Nominating and Corporate Governance Committee will consider the circumstances and may request the director to cease the related activity or, in more severe cases, request that the director submit his or her resignation.

Limitations on Other Board Service / Overboarding

Directors are expected to advise the Nominating and Corporate Governance Committee of any invitations to join the board of directors of any other public company or changes to their committee membership prior to joining such other board or committee assignment. No director should serve on more than four additional public company boards without the approval of our Board, and our Chief Executive Officer should not serve on more than two additional public company boards.

Director Orientation and Continuing Education

We are committed to ensuring that all directors receive orientation and continuing education as appropriate. The Nominating and Corporate Governance Committee oversees director orientation and director continuing education.

Self-Evaluation

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The Nominating and Corporate Governance Committee oversees a periodic self-evaluation by the Board, each committee of the Board and each director.

Succession Planning

The Nominating and Corporate Governance Committee works with the Chief Executive Officer to plan for Chief Executive Officer succession, as well as to develop plans for interim succession in the event the need arises unexpectedly. Further, the Nominating and Corporate Governance Committee works with the Chief Executive Officer and appropriate members of management to plan for succession for each of the other senior executives.

Access and Resources

Our Corporate Governance Guidelines provide that our directors at all times shall have direct, independent and confidential access to our executive officers, management and personnel in order to fulfill their duties. The Board is expressly authorized to obtain, at the Company’s expense, such data, advice, consultation and documentation as the Board deems appropriate and to retain consultants, independent counsel or other advisers to advise or assist the Board in the performance of any of its responsibilities or for any other matter related to the Board’s purposes.

Sustainability

Our mission is to save lives and prevent injury while helping humans accomplish more than ever before. We believe that if we are successful in our mission, we will contribute to a more sustainable workforce while increasing productivity. Our products are designed to reduce worker injury, prolong the years that people can perform physically-demanding tasks by transferring the physical impact from humans to robots and democratize the workforce by enabling people of various physical capabilities and ages to lift the same amounts and otherwise perform the same physically-demanding tasks. As our organization grows larger and begins to mature, we are committed to running a sustainable business.

Environment

While we are early in our efforts to understand and address the environmental impact of our business, we have taken a number of actions to reduce the impact we have on the environment. Our environmental impact efforts center around waste management and recycling, implementing smart, eco-friendly manufacturing processes and reducing the use of single-use plastics in our Salt Lake City office.

We have also made significant strides in reducing the power consumption of our products, in particular our Guardian XO full-body powered exoskeleton. We have reduced its power consumption by over 90% from its initial hydraulically-powered units to its current lithium battery-powered units, which uses less than 500 watts of power while walking at 3 mph – about the same amount of power as an LED big screen TV.

Diversity and Inclusion

We strive to create an inclusive work environment for all of our employees, and we believe that diversity in thought, background, race and ethnicity, gender and gender identity, sexual orientation and other characteristics and creating an atmosphere where employees feel welcome and accepted is critical to

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our success. To help create this atmosphere we have adopted core company values and an employee pledge. Our employees pledge to do their best to:

•	treat everyone on our team, regardless of seniority or role, the way they want to be treated;
•	trust one’s colleagues and believe that they have the best of intentions;
•	proactively communicate in a candid manner, with sufficient information to allow one’s colleagues to achieve their objectives;
•	be open minded and receptive to review, constructive feedback and collaboration;
•	act with integrity by doing what is right for the company, customers, colleagues and oneself;
•	demonstrate a positive can-do attitude coupled with the drive and determination to win, while holding oneself accountable for both one’s success and the success of the company;
•	never criticize, disparage or malign colleagues behind their backs or in front of others; and
•	not tolerate anyone in the company doing anything inconsistent with any of the above.

We are currently in the process of reviewing and updating our values and employee pledge and expect that that process will help us continue to build an inclusive and collaborative culture and environment.

We are also actively seeking to increase the diversity of our workforce. For example, we have recently engaged two minority-owned recruiting firms to help us find and attract minority and other diverse candidates.

We also strive to ensure that our employee benefits promote a diverse and inclusive work environment. For example, our employee benefits currently include:

•

Parental leave: 16 weeks paid parental (gender neutral) leave to support childbirth, newborn care within one year of birth and childcare within one year of adoption by or placement in foster care with an employee. Further, we provide flexible schedules for returning parents (gender neutral) for 30 days.

•	Medical, dental and vision insurance for the employee and family, including domestic partners.
•

Employee Assistance Program: provides unlimited counseling (in person or virtual) benefits to employees, including for marital and family matters, stress, anxiety or depression, personal or emotional challenges, grief or loss, substance abuse or addictions and senior care planning.

•	Floating Holidays: 2 floating holidays at the employee’s discretion to accommodate diverse needs and interests.
•	Volunteer time off: 2 days off per year to provide volunteer services for the organization of the employee’s choice.
•

Other benefits include: identity theft insurance, life and disability insurance, flexible time off, flexible work schedules, tuition reimbursement program, gym membership reimbursement program, pet insurance, 401k match and health savings account match.

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As of April 30, 2022:

Director Compensation

In October 2021, our Compensation Committee adopted a new outside director compensation policy for our non-employee directors. This director compensation policy is designed to attract, retain and reward non-employee directors. Under the director compensation policy, each non-employee director will receive the cash and equity compensation for Board services described below. We also will reimburse our non-employee directors for reasonable, customary and documented travel expenses to meetings of our Board of Directors or its committees and other expenses.

Cash Compensation

Non-employee directors are entitled to receive the following cash compensation for their service under the director compensation policy:

•	$50,000 per year for service as a Board member;
•	$15,000 per year for service as chair of the Audit Committee;
•	$7,500 per year for service as member of the Audit Committee;
•	$7,500 per year for service as chair of the Compensation Committee;
•	$3,750 per year for service as member of the Compensation Committee;
•	$3,000 per year for service as chair of the Nominating and Corporate Governance Committee; and
•	$1,500 per year for service as chair of the Nominating and Corporate Governance Committee.

All cash payments to non-employee directors are paid quarterly in arrears on a pro-rated basis.

Equity Compensation

Initial Award

On December 9, 2021, each individual who served as a non-employee director on that date was granted an initial award of restricted stock units (the “Initial Award”), with a grant date fair value (determined in accordance with U.S. generally accepted accounting principles (GAAP)) equal to $100,000, rounded to the nearest whole share. The total number of shares underlying each Initial

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Award was 12,315. Each Initial Award vests on the earlier of: (i) the first anniversary of the date the Initial Award is granted or (ii) the day prior to the date of the annual meeting of our stockholders next following the date the Initial Award was granted, in each case, subject to the non-employee continuing to provide services to us through the applicable vesting date.

New Director Award

Going forward, each individual who becomes a non-employee director will automatically be granted on the date of the director’s appointment a new director award of restricted stock units (the “New Director Award”), with a grant date fair value (determined in accordance with GAAP) of $150,000 multiplied by a fraction (i) the numerator of which is (x) 12 minus (y) the number of months between the date of the last annual meeting of stockholders and the date the non-employee directors becomes a member of the Board of Directors and (ii) the denominator of which is 12. The New Director Award will vest on the earlier of (i) the one-year anniversary of the date the New Director Award is granted or (ii) the day of the annual meeting next following the date the New Director Award is granted, in each case, subject to the non-employee director continuing to be a service provider through the applicable vesting date.

Annual Award

Each non-employee director will automatically receive, on the date of each annual meeting of our stockholders, an annual award of restricted stock units (an “Annual Award”), with a grant date fair value (determined in accordance with GAAP) of $150,000, rounded to the nearest whole share. The Annual Award will vest on the earlier of (i) the one-year anniversary of the date the Annual Award is granted or (ii) the day prior to the date of the annual meeting next following the date the Annual Award is granted, in each case, subject to the non-employee director continuing to be a service provider through the applicable vesting date.

In the event of a “change in control” (as defined in our 2021 Equity Incentive Plan), each non-employee director’s outstanding awards will become fully vested.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Compensation for 2021

The following table sets forth information regarding the total compensation awarded to, earned by or paid to our non-employee directors for their service on our Board of Directors, for the fiscal year ended December 31, 2021. Directors who are also our employees receive no additional compensation for their service as directors. During fiscal 2021, Mr. Wolff and Ms. Allgood were our employees and executive officers and therefore did not receive compensation as a director. See “Executive Compensation” for additional information regarding Mr. Wolff’s and Ms. Allgood’s compensation.

Name	Fees Paid or Earned in Cash ($)	Stock Awards ($)(1)	Options Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Priya Balasubramaniam	$12,875	$99,998	—	—	—	—	$112,873
Brian D. Finn	$15,125	$99,998	—	—	—	—	$115,123
Peter Klein	$14,375	$99,998	—	—	—	—	$114,373
Matthew Shigenobu Muta	$13,438	$99,998	—	—	—	—	$113,436
Admiral Eric T. Olson	$13,813	$99,998	—	—	—	—	$113,811
Laura J. Peterson	$14,375	$99,998	—	—	—	—	$114,373
Dennis Weibling	$16,625	$99,998	—	—	—	—	$116,623

(1) The amounts in this column represent the aggregate grant-date fair value of awards granted to each non-employee director pursuant to the non-employee director compensation policy, computed in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. See Notes 1 and 8 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021 for a discussion of the assumptions made by us in determining the grant-date fair value of our equity awards.

The following table lists all outstanding equity awards held by non-employee directors as of December 31, 2021:

Name	Number of Shares Underlying Outstanding Stock Awards	Number of Shares Underlying Outstanding Options
Priya Balasubramaniam	12,315	—
Brian D. Finn	12,315	—
Peter Klein	12,315	256,460
Matthew Shigenobu Muta	12,315	—
Eric T. Olson	12,315	102,584
Laura J. Peterson	12,315	—
Dennis Weibling	12,315	11,756

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PROPOSAL NO. 1

ELECTION OF CLASS I DIRECTORS

Our Board of Directors currently consists of nine directors and is divided into three classes with staggered three-year terms. At the Annual Meeting, three Class I directors are up for election for a three-year term to succeed the same class whose term is then expiring. Each director’s term continues until the expiration of the term for which such director was elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

Nominees

Our Nominating and Corporate Governance Committee has recommended that the Board of Directors nominate, and our Board of Directors has nominated, Kiva Allgood, Eric Olson and Benjamin G. Wolff for election as Class I directors at the Annual Meeting. Each of the nominees is a current director whose term is expiring upon the Annual Meeting. If elected, each of the nominees will serve as a Class I director until the 2025 annual meeting of stockholders and until his or her respective successor is elected and qualified or until his or her earlier death, resignation or removal. For more information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”

Each of the nominees has agreed to serve as a director if elected, and management has no reason to believe that they will be unavailable to serve. In the event a nominee is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy.

Vote Required

Each director is elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted FOR a particular nominee, whether as a result of choosing to WITHHOLD authority to vote or a broker non-vote, will have no effect on the outcome of the election.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm to audit our consolidated financial statements for our fiscal year ending December 31, 2022. Ernst & Young LLP served as our independent registered public accounting firm for the fiscal year ended December 31, 2021 and served as Old Sarcos’ independent registered public accounting firm since December 2020.

At the Annual Meeting, we are asking our stockholders to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022. Our Audit Committee is submitting the appointment of Ernst & Young LLP for stockholder ratification because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Notwithstanding the appointment of Ernst & Young LLP, and even if our stockholders ratify the appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year. If our stockholders do not ratify the appointment of Ernst & Young LLP, our Audit Committee will reconsider the appointment and may decide either to continue with Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022 or to appoint another independent registered public accounting firm. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, and they will have an opportunity to make a statement and are expected to be available to respond to appropriate questions from our stockholders.

Change in Independent Registered Public Accounting Firm

Sarcos Technology and Robotics Corporation

As previously reported under Item 4.01 of our Current Report on Form 8-K filed with the SEC on September 30, 2021 (the “Form 8-K”), on September 24, 2021 the Board, including all members of the Audit Committee, approved a resolution appointing Ernst & Young LLP as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ended December 31, 2021. Ernst & Young LLP served as the independent registered public accounting firm of Old Sarcos prior to the Business Combination. Accordingly, Marcum LLP, Rotor’s independent registered public accounting firm prior to the Business Combination, was informed on September 24, 2021 that it was dismissed as our independent registered public accounting firm. The audit report of Marcum LLP on Rotor’s financial statements for the fiscal year ended December 31, 2020, its year of formation and sole reporting fiscal year, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. During the period from August 27, 2020 (inception) through December 31, 2020 and the subsequent interim period through September 24, 2021, there were no disagreements between Rotor and Marcum LLP on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum LLP, would have caused it to make reference to the subject matter of the disagreements in its reports on Rotor’s financial statements for such year. During the period from August 27, 2020 (inception) through December 31, 2020 and the subsequent interim period through September 24, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act), except for a material weakness in Rotor’s pre-Business Combination internal control over financial reporting related to the accounting for warrants issued by Rotor. We provided Marcum LLP with a copy of the Form 8-K and requested that Marcum LLP furnish us with a letter addressed to the SEC stating whether it agreed with the

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PROPOSAL NO. 2

disclosures in the Form 8-K and, if not, stating in which respects it did not agree. A copy of Marcum LLP’s letter, dated September 24, 2021, was filed as Exhibit 16.1 to the Form 8-K, and such letter is incorporated by reference herein. During the fiscal year ended December 31, 2020 and the subsequent interim period through September 24, 2021, neither we nor any party acting on our behalf, consulted with Ernst & Young LLP with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered with respect to our consolidated financial statements, and no written report or oral advice was provided to us by Ernst & Young LLP that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was subject to any disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Old Sarcos

As previously disclosed in the proxy statement/prospectus filed on August 6, 2021, as supplemented on August 30, 2021, or the Prior Disclosure, on December 18, 2020, Old Sarcos’ finance committee, representing the Old Sarcos board of directors, ratified Old Sarcos’ engagement of Ernst & Young LLP to serve as Old Sarcos’ independent registered public accounting firm and Old Sarcos’ determination not to re-engage Tanner, LLC as Old Sarcos’ independent auditors. Tanner, LLC previously audited Old Sarcos’ consolidated financial statements for the years ended December 31, 2019 and 2018 in accordance with auditing standards generally accepted in the United States. Following its engagement, Ernst & Young LLP reaudited in accordance with the standards of the PCAOB, and Old Sarcos reissued its consolidated financial statements as of and for the year ended December 31, 2019. Tanner, LLC did not audit Old Sarcos’ consolidated financial statements for any period subsequent to the year ended December 31, 2019. The Independent Auditors’ Report on Old Sarcos’ consolidated financial statements for the years ended December 31, 2019 and 2018 did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended December 31, 2019 and 2018, there were (i) no disagreements with Tanner, LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Tanner, LLC, would have caused them to make reference to the subject matter of the disagreements in their audit reports, and (ii) no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K. We provided Tanner, LLC with a copy of the Prior Disclosure, and Tanner, LLC furnished a letter addressed to the SEC stating that it agreed with the statements made in the Prior Disclosure. A copy of Tanner, LLC’s letter was filed as Exhibit 16.1 of our Current Report on Form 8-K filed on August 12, 2021 and such letter is incorporated by reference herein. During the two fiscal years ended December 31, 2019 and 2018, neither Old Sarcos, nor any party acting on its behalf, consulted with Ernst & Young LLP with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered with respect to Old Sarcos’ consolidated financial statements, and no written report or oral advice was provided to Old Sarcos by Ernst & Young LLP that was an important factor considered by Old Sarcos in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was subject to any disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

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PROPOSAL NO. 2

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to us and Old Sarcos by Ernst & Young LLP for the years ended December 31, 2021 and 2020.

	2021	2020
	(in thousands)
Audit Fees(1)	$1,675	$705
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
Total Fees	$1,675	$705

(1)

“Audit Fees” consist of fees for professional services rendered in connection with the audit of our consolidated financial statements, review of our quarterly consolidated financial statements and consultations and services in connection with statutory and regulatory filings or engagements for those fiscal years. This category also includes $0.8 million of fees during 2021 for services incurred in connection with the Business Combination. The 2020 fees include audit fees for the 2019 audit opinion in connection with our registration statements.

(2)	There were no fees billed by Ernst & Young LLP for professional services rendered for audit-related services for the years ended December 31, 2021 and 2020, respectively.
(3)	There were no fees billed by Ernst & Young LLP for professional services rendered for tax services for the years ended Decembe4 31, 2021 and 2020, respectively.

Auditor Independence

In 2021, there were no other professional services provided by Ernst & Young LLP, other than those listed above, that would have required our Audit Committee to consider their compatibility with maintaining the independence of Ernst & Young LLP.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Upon completion of the Business Combination, our Audit Committee established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, our Audit Committee is required to pre-approve all audits and audit fees, and pre-approve (or, where permitted under the rules and regulations of the SEC, subsequently approve) all non-audit and tax services to be performed by our independent registered public accounting firm. Since the adoption of this policy, all services provided by Ernst & Young LLP for our fiscal year ended December 31, 2021 were pre-approved by our Audit Committee.

Vote Required

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022 requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the same effect as a vote AGAINST this proposal. As this proposal is considered a routine proposal, we do not expect any broker non-votes with respect to this proposal.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2022.

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REPORT OF THE AUDIT COMMITTEE

We, the Audit Committee of the Board of Directors of Sarcos Technology and Robotics Corporation (the “Company”), have the responsibility to, among other things, oversee the preparation of the Company’s consolidated financial statements, the Company’s system of internal controls and the qualifications, independence, compensation and performance of the Company’s independent registered public accounting firm (the “independent auditor”). We have the sole authority and responsibility to select, evaluate and, when appropriate, replace the Company’s independent auditor. Our specific duties and responsibilities are described in our charter, which is available on the Company’s website (www.sarcos.com) under the tab “Investor – Investor Relations - Governance.” We review the charter annually and work with the Board of Directors and the Nominating and Corporate Governance Committee of the Board of Directors to amend it as appropriate. The Board of Directors has determined that each of us is an independent director based on the Nasdaq Stock Market’s listing standards and that each of us also satisfies the Securities and Exchange Commission’s (“SEC”) additional independence requirements for members of Audit Committees. In addition, the Board of Directors has determined that Dennis Weibling is an “audit committee financial expert” as defined by SEC rules.

Management is responsible for the financial reporting process, including the Company’s system of internal controls, and for the preparation of the Company’s consolidated financial statements in accordance with U.S. generally accepted accounting principles (GAAP). The Company’s independent auditor, Ernst & Young LLP (“EY”), is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and to issue reports thereon. Because the Company is an Emerging Growth Company as defined by SEC rules, EY is not required to, nor has it been engaged to, perform an audit of the Company’s internal control over financial reporting. Our responsibility is to oversee these processes, and we rely on the expertise and knowledge of management and the independent auditor in carrying out that role. We are not professionally engaged in the practice of accounting or auditing and do not provide any expert or other special assurance or professional opinion as to the sufficiency of external audits, whether the Company’s consolidated financial statements are complete and accurate and are in accordance with GAAP or on the effectiveness of the Company’s system of internal control over financial reporting.

We reviewed and discussed with management and EY the Company’s periodic reports for the year ended December 31, 2021, including the Company’s 2021 audited consolidated financial statements and related annual report on Form 10-K, filed with the SEC. In connection with such discussions, EY addressed the matters required to be discussed with us by applicable PCAOB standards and SEC rules and regulations. In addition, we discussed with EY the overall scope and plans for its audit. We meet periodically with EY, as appropriate, to discuss its work and the results of its audit. Our meetings included, whenever we deemed appropriate, executive sessions with EY without the presence of management.

We have also received the written disclosures and the letter from EY required by PCAOB Rule 3526 (“Communication With Audit Committees Concerning Independence”) and have discussed with EY its independence with respect to the Company.

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REPORT OF THE AUDIT COMMITTEE

We assessed EY’s performance as independent auditor during 2021, including the performance of the lead audit partner and the audit team, a process we will undertake on an annual basis. We reviewed a variety of indicators of audit quality relating to EY, including:

•	the quality and candor of its communications with us and management, its responsiveness and accessibility, and its historical and recent performance on the Company’s audits;

•	how effectively it maintained its independence and employed independent judgment, objectivity and professional skepticism;

•	external data about quality and performance, including reports by the PCAOB and EY’s response to those reports;

•	the appropriateness of its fees, taking into account the Company’s size and complexity and the resources necessary to perform the audit; and

•	its knowledge of the Company’s operations, accounting policies and practices.

As a result of our evaluation of the independent auditor’s performance and considering other factors we deemed relevant, we concluded that the selection of EY as the Company’s independent auditor for the year ending December 31, 2022 is in the best interests of the Company and its stockholders.

Based on the review and discussions referred to above related to the Company’s annual report on Form 10-K, including the report of the independent auditor, we recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2021.

Respectfully submitted by the members of the Audit Committee of the Board of Directors:

Dennis Weibling, Chair

Eric T. Olson

Laura J. Peterson

This Audit Committee report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or to the liabilities of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by Sarcos under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, except to the extent Sarcos specifically requests that the information be treated as “soliciting material” or specifically incorporates it by reference.

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EXECUTIVE OFFICERS

The following table sets forth certain information about our executive officers as of May 1, 2022.

Name	Age	Position
Kiva Allgood(1)	49	President, Chief Executive Officer and Director
Benjamin G. Wolff(1)	53	Executive Chairman and Director
Steven Hansen	57	Executive Vice President and Chief Financial Officer
Dr. Denis Garagić(2)	53	Chief Technology Officer
Kristi Martindale	55	Executive Vice President and Chief Product & Marketing Officer
Jorgen Pedersen(3)	50	Chief Operating Officer

(1)	Biographical information for Ms. Allgood and Mr. Wolff is set forth above under Board of Directors and Corporate Governance – Nominees for Director beginning on page 5.
(2)	Dr. Denis Garagić was promoted to Chief Technology Officer after December 31, 2021 and was determined to be an executive officer on March 25, 2022
(3)	Mr. Pedersen became our Chief Operating Officer and an executive officer upon the closing of our acquisition of RE2 on April 25, 2022.

Steven Hansen

Steven Hansen has served as our Executive Vice President and Chief Financial Officer since September 24, 2021. Mr. Hansen served as Old Sarcos’ Chief Financial Officer from September 2019 until the Business Combination, at which time he became our Executive Vice President and Chief Financial Officer. From May 2017 to September 2019, Mr. Hansen served as Executive Advisor to the University of Utah Health. From October 2015 to November 2016, Mr. Hansen served as Chief Financial Officer of Global Access, an international shipping company. Also, during most of 2015 Mr. Hansen served as Chief Financial Officer of CustomersFirst Now, a customer experience consulting firm. Mr. Hansen recently served as an advisor to the board of directors and management of Vaporsens, a nanofibril-based sensor company located in Utah, and assisted in the merger of the business with a publicly-traded tech company. He holds a Bachelor of Science degree in International Finance from Brigham Young University in Utah and a Master of Business Administration degree from California State University in Fresno.

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EXECUTIVE OFFICERS

Dr. Denis Garagić

Dr. Denis Garagić has served as our Chief Technology Officer since January 2022. Dr. Garagić served as Old Sarcos’ Chief Scientist, Advanced Systems and AI from June 2020 until the Business Combination when he became our Chief Scientist, Advanced System & AI, a position he held until his promotion in January 2022. Prior to joining Old Sarcos, he served as Chief Scientist at BAE Systems FAST Labs, guiding the creation of cognitive computing solutions that provide machine intelligence and anticipatory intelligence to solve challenges across the Department of Defense and intelligence community. Dr. Garagić has been a Technical Review Authority, Principal Investigator, or Research Lead on numerous programs, including the Defense Advanced Research Projects Agency (DARPA) and Air Force Research Labs research programs. Dr. Garagić is also a regular speaker at international meetings and conferences on AI & machine learning. Dr. Garagić received his B.S. and M.S. degrees in Mechanical Engineering and Technical Cybernetics from The Czech Technical University in Prague and received his Ph.D. in Mechanical Engineering from The Ohio State University.

Kristi Martindale

Kristi Martindale has served as our Executive Vice President and Chief Product & Marketing Officer since September 24, 2021. Ms. Martindale served as Old Sarcos’ Chief Product & Marketing Officer from September 2020 until the Business Combination, when she became our Executive Vice President and Chief Product & Marketing Officer. Prior to serving as Old Sarcos’ Executive Vice President and Chief Product & Marketing Officer, Ms. Martindale served as Old Sarcos’ Executive Vice President and Chief Marketing Officer. From 2011 to 2015, Ms. Martindale served as Vice President, Global Marketing of Qualcomm. In this role, she led marketing for many of Qualcomm’s business units, including software, services, emerging technology, and licensing worldwide. Ms. Martindale currently serves as an Advisory Board Member for 5P Consulting and Magic Leap and also serves on the board of directors for Walden Family Services. Ms. Martindale holds a Bachelor of Science degree in Business Administration and Management from the University of La Verne.

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EXECUTIVE OFFICERS

Jorgen Pedersen

Jorgen Pedersen has served as our Chief Operating Officer since April 25, 2022 when he joined us in connection with and as a condition to our acquisition of RE2. Prior to joining us, Mr. Pedersen had served as Chief Executive Officer of RE2 since 2001, when he founded RE2. As Chief Executive Officer of RE2, Mr. Pedersen was responsible for overseeing all aspects of RE2’s business, including its strategic direction, developing partnerships and alliances and overseeing day-to-day operations. Prior to founding RE2, Mr. Pedersen was at Carnegie Mellon’s National Robotics Engineering Center. From September 2012 to June 2018, he served as chairman of the Robotics Division of the National Defense Industrial Association (NDIA) and as its vice chairman from October 2007 to September 2012, and he has also served as a member of the Board of Trustees for NDIA (2011-2015) and a member of the board of directors of the National Advanced Mobility Consortium (2014-2015). Mr. Pedersen currently serves on the boards of directors of the Pittsburgh Robotics Network (2020 to present, and has been part of its leadership since 2016) and Catalyst Connection (2019 to present), two industry organizations located in Pittsburgh, Pennsylvania. Mr. Pedersen has received a number of awards, including being recognized as the 2016 Carnegie Science Start-up Entrepreneur of the Year and for his technology leadership by the Department of Defense. Mr. Pedersen holds a Bachelor of Science degree in Electrical and Computer Engineering from Carnegie Mellon University and a Master of Science degree in Robotics from Carnegie Mellon University.

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EXECUTIVE COMPENSATION

To achieve our goals, we have designed, and intend to modify as necessary, our compensation and benefits program to attract, retain, incentivize and reward deeply talented and qualified executives who share our philosophy and desire to work towards achieving these goals. We believe our compensation program should promote our success and align executive incentives with the long-term interests of our stockholders. Our current compensation programs primarily consist of salary, bonuses and equity compensation awards. We believe that our use of equity compensation awards strongly aligns the interests of our executive officers with those of our stockholders by providing meaningful compensation opportunities through the use of long-term equity incentives. Further, we believe that the vesting schedules associated with our equity compensation awards promote our accomplishment of key objectives and our long-term success. As a result, we do not believe that our compensation programs promote excessive or inappropriate risk-taking. As our needs evolve, we intend to continue to evaluate our philosophy and compensation programs as circumstances require.

Our named executive officers, consisting of each individual serving in the role of principal executive officer and the next two most highly compensated executive officers (other than our principal executive officers), as of December 31, 2021 were:

•	Kiva Allgood, our President and Chief Executive Officer;
•	Benjamin Wolff, our Executive Chairman and former Chief Executive Officer;
•	Marian Joh, our former Chief Operating Officer; and
•	Fraser Smith, our Chief Innovation Officer.

Summary Compensation Table

The following table presents information regarding the compensation of our named executive officers for services rendered during the fiscal years ended December 31, 2020 and December 31, 2021:

Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)(1)	Stock Awards ($)(2)		Option Awards ($)	Total ($)
Kiva Allgood(3)	2021	$8,654		$—	$3,000,002		$3,001,038	$6,009,694
President and Chief Executive Officer
Benjamin Wolff (4)	2021	$396,258		$225,500	$47,218,086	(7)	$5,565,845	$53,405,689
Executive Chairman	2020	$163,561	(5)	$—	$354,442		$—	$518,003
Marian Joh	2021	$256,923		$—	$1,802,000		$2,202,861	$4,261,784
Former Chief Operating Officer
Fraser Smith	2021	$334,719		$122,500	$990,853	(7)	$—	$1,448,072
Chief Innovation Officer	2020	$285,005	(6)	$—	$161,985		$—	$446,990

(1)

The amounts in this column represent discretionary bonuses approved by our Compensation Committee in recognition of these named executive officers’ contributions to our company in 2021 and their continued employment with us. The amounts represent 100% of the named executive officer’s target annual bonus for 2021.

(2)

The amounts in this column represent the aggregate grant-date fair value of awards granted to each named executive officer, computed in accordance with the FASB ASC Topic 718. See Notes 1 and 8 to our audited consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2021 for a discussion of the assumptions made by us in determining the grant-date fair value of our equity awards.

(3)	Ms. Allgood became our President and Chief Executive Officer on December 13, 2021.
(4)	Benjamin Wolff served as our Chief Executive Officer from September 24, 2021 until December 13, 2021. Prior to that, Mr. Wolff served as the Chief Executive Officer of Old Sarcos in 2020 and 2021.
(5)	This amount reflects the period between January 1, 2020 and September 28, 2020, during which Mr. Wolff’s salary was reduced to $83,047.71.

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EXECUTIVE COMPENSATION

(6)	This amount reflects the period between January 1, 2020 and January 31, 2020, during which Mr. Smith’s salary was reduced to $7,528.73.
(7)	This amount includes the increase in fair value of restricted stock unit awards resulting from modifications of such awards as described below under “2021 RSU Amendment.”

Outstanding Equity Awards at Fiscal 2021 Year-End

The following table sets forth information regarding outstanding equity awards held by Sarcos’ named executive officers as of December 31, 2021.

		Stock Awards			Option Awards
Name(3)	Grant Date(1)	Number of Unearned Shares, Units or Other Rights That Have Not Vested(#)		Market Value of Units of Stock that Have Not Vested (2) ($)	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable Unearned Options		Option Exercise Price	Option Expiration Date
Kiva Allgood	12/13/2021	—		—	—	680,272	(4)	$7.31	12/12/2031
Kiva Allgood	12/13/2021	410,397	(5)	$3,000,002	—	—		—
Benjamin Wolff	3/31/2021	5,129,222	(6)	$45,049,998	—	—		—
Benjamin Wolff	5/11/2021	—		—	—	1,025,844	(7)	$8.79	5/11/2031
Marian Joh	9/24/2021	250,168	(8)	$1,802,000	—	—		—
Marian Joh	6/17/2021	—		—	—	153,876	(9)	$8.79	6/16/2031
Marian Joh	6/17/2021	—		—	—	256,461	(10)	$8.79	6/16/2031

(1)	Represents grant dates of the stock option and stock awards.
(2)	The amounts in this column represent the grant date fair value calculated in accordance with FASB ASC Topic 718.
(3)	Fraser Smith does not have any outstanding equity awards at December 31, 2021.
(4)

25% of the shares subject to the option award will vest on December 13, 2022, and thereafter 1/12th of the shares subject to the option award shall vest every three months on the same day of the month, subject to Ms. Allgood’s continued service through such date.

(5)

Represents restricted stock units with each unit representing the right to receive one share of our Common Stock (“RSUs”). 25% of the award will vest on December 13, 2022, and thereafter 1/12th of the remaining portion of the award will vest every three months on the same day of the month subject to continued service through such date.

(6)	Vests over a 15-month period following the consummation of a qualifying transaction, subject to continued service. See “2021 Wolff Equity Awards” section below.
(7)

Vests and becomes exercisable as to 25% of the grant on September 24, 2022, the one-year anniversary of the closing of the Business Combination, and as to 1/36th of the remaining portion of the grant at the end of each month thereafter, provided that 100% immediately vests and becomes exercisable upon the earlier of (i) a termination of service for reason other than a voluntary termination by Mr. Wolff that is not for “good reason” or a termination by us for cause, in either case, on or within the twelve (12) month period following the consummation of a change of control or (ii) the death of Mr. Wolff.

(8)

Represents RSUs: (i) 51,292 of which would have vested upon satisfaction of two conditions if Ms. Joh had remained an employee or provider of services to us: (A) a time and service requirement satisfied as to 1/4th of the RSUs on February 23, 2022 and thereafter 1/36th of the RSUs on each monthly vesting date following the vesting commencement date; and (B) a liquidity event requirement satisfied on the earliest to occur of the twelve months following the closing of an IPO of the our equity securities pursuant to an effective registration statement, immediately prior to a change in control transaction or immediately prior to an acquisition of our Common Stock and (ii) 153,876 of which would have vested upon satisfaction of two conditions had Ms. Joh remained an employee or provider of services to us: (A) a time and service requirement satisfied as to 1/4th of the RSUs on April 21, 2022 and thereafter 1/36th of the RSUs on each monthly vesting date following the vesting commencement date; and (B) a liquidity event requirement satisfied on the earliest to occur of the twelve months following the closing of an IPO of our equity securities pursuant to an effective registration statement, immediately prior to a change in control transaction or immediately prior to an acquisition of our Common Stock. Our Board of Directors deemed the liquidity event requirement conditions satisfied effective as of the of the Business Combination. This award was cancelled prior to vesting in connection the termination of Ms. Joh’s employment.

(9)

25% of the shares subject to the option would have vested on February 23, 2022 with 1/48th of the shares subject to the option vesting monthly thereafter. This award was cancelled in connection with the termination of Ms. Joh's employment.

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EXECUTIVE COMPENSATION

(10)

25% of the shares subject to the option would have vested on May 6, 2022 with 1/48th of the shares subject to the option vesting monthly thereafter. This award was cancelled in connection with the termination of Ms. Joh's employment.

2021 Equity Compensation Decisions

2021 Allgood Equity Awards

Ms. Allgood’s 2021 equity awards were her new-hire awards granted pursuant to her employment agreement. See below for a description of Ms. Allgood’s employment agreement.

2021 Wolff Equity Awards

In February 2021, Mr. Wolff was granted an award of shares of Old Sarcos common stock which, following the consummation of the Business Combination, represents 5,129,222 shares of our Common Stock (the “2021 Wolff RSA”). In May 2021, Mr. Wolff was granted an option to purchase shares of Old Sarcos common stock with an exercise price per share equal to the fair market value of Old Sarcos’ common stock, as determined by Old Sarcos’ board of directors on the grant date (the “2021 Wolff Option” and together with the 2021 Wolff RSA, the “2021 Wolff Equity Awards”). Following the consummation of the Business Combination, the 2021 Wolff Option represents an option to purchase 1,025,844 shares of our Common Stock at an exercise price per share equal to $8.79.

The Old Sarcos board of directors, in consultation with an outside compensation consultant, considered many factors in determining the size and terms of the 2021 Wolff Equity Awards, including Mr. Wolff’s percentage ownership in Old Sarcos, the estimated value of his Old Sarcos ownership interests, market data for similarly situated executives at comparable companies with an emphasis on the ownership percentage, Mr. Wolff’s past and expected future contributions to Old Sarcos, and the potential dilutive effect of these grants if Old Sarcos consummated a transaction with Rotor or any other qualifying transaction.

The 2021 Wolff RSA vests in four, equal quarterly installments beginning on March 24, 2022, the date that is six months following the Business Combination, subject to Mr. Wolff’s continued service, provided that 100% of the 2021 Wolff RSA will immediately vest upon the earlier of (i) a change of control following the Business Combination, (ii) a termination of Mr. Wolff’s service for reason other than a voluntary termination by Mr. Wolff that is not for “good reason” or a termination by us for “cause”, in either case, on or within the twelve (12) month period following the consummation of a “change of control” that occurs before a qualifying merger transaction (which transaction would include the closing of the Business Combination) or (iii) Mr. Wolff’s death.

The 2021 Wolff Option vests and becomes exercisable as to 25% of the grant on September 24, 2022, the one-year anniversary of the Business Combination, and as to 1/36th of the remaining portion of the grant at the end of each month thereafter, provided that 100% of the 2021 Wolff Option immediately vests and becomes exercisable upon the earlier of (i) a termination of Mr. Wolff’s service for reason other than a voluntary termination by Mr. Wolff that is not for “good reason” or a termination by us for “cause”, in either case, on or within the twelve (12) month period following the consummation of a “change of control” or (ii) Mr. Wolff’s death. The 2021 Wolff Option has a term of 10 years, subject to earlier termination upon his termination.

2021 Joh Equity Awards

Ms. Joh’s June 2021 option awards were her new-hire awards granted in connection with her joining Old Sarcos. In September 2021, we entered into an employment agreement with Ms. Joh and granted her RSUs as set forth in the table above. See below for a description of Ms. Joh’s employment agreement. All of these awards were forfeited upon her termination of employment.

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EXECUTIVE COMPENSATION

2021 RSU Amendment

In April 2021, the Old Sarcos board of directors approved an amendment to then-outstanding awards of restricted stock units held by the named executive officers. This amendment resulted in the satisfaction of the liquidity-event performance condition upon the completion of the Business Combination.

Named Executive Officer Employment Arrangements

Our named executive officers are at-will employees. The key terms of employment with respect to our named executive officers are discussed below. In addition, each of our named executive officers has executed our standard form of confidential information, invention assignment, nonsolicitation and noncompetition agreement, or confidentiality agreement.

Kiva Allgood

In December 2021, we entered into an employment agreement with Ms. Allgood (the “Allgood Employment Agreement”) in connection with Ms. Allgood’s appointment as our president and chief executive officer. The Allgood Employment Agreement does not have a specific term and provides that Ms. Allgood is an at-will employee. Under the Allgood Employment Agreement, Ms. Allgood receives an initial base salary of $450,000 per year and is eligible to receive an annual target bonus of 100% of Ms. Allgood’s annual base salary. During the term of her employment with us, and for so long as she spends more than half of her working-time each month at our Salt Lake City headquarters, we will pay her a monthly stipend in cash of $5,000 per month, less applicable tax withholding, to cover corporate housing costs in the Salt Lake City metropolitan area.

In connection with Ms. Allgood’s appointment as President and Chief Executive Officer, the Board of Directors granted to Ms. Allgood (1) an option to purchase shares of our Common Stock with an approximate value of $3,000,000 and (2) an award of restricted stock units with respect to shares of our Common Stock with an approximate value of $3,000,000. These equity awards are described in further detail in the “Outstanding Equity Awards at Fiscal 2021 Year-End” table above.

If, within the period beginning three months before and ending twelve months after a change in control, or the change in control period, Ms. Allgood’s employment is terminated by us without “cause” (excluding by reason of death or “disability”) or she resigns for “good reason” (as such terms are defined in her employment agreement), Ms. Allgood will become entitled to the following benefits:

•	a lump-sum payment equal to twelve months of her annual base salary at the highest rate during the term of the Allgood Employment Agreement;
•

a lump-sum payment equal to 100% of her target annual bonus as in effect for the fiscal year in which her termination of employment occurs or, if such amount is greater, as in effect immediately before the change in control;

•

reimbursement for the premium costs to continue health coverage under the Consolidated Omnibus Reconciliation Act of 1985 as amended, or COBRA, or taxable monthly payments in lieu thereof equal to such premium costs, in either case, for up to twelve months following her termination date; and

•

100% accelerated vesting of all outstanding equity awards, and, with respect to equity awards with performance-based vesting, unless otherwise specified in the award agreements governing such equity awards, all performance goals or other vesting criteria will be deemed achieved at target levels.

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EXECUTIVE COMPENSATION

If, outside the change in control period, Ms. Allgood’s employment is terminated by us without cause (excluding by reason of death or disability) or she resigns for good reason, Ms. Allgood will become entitled to the following benefits:

•	continued payment of her annual base salary at the highest rate during the term of the Allgood Employment Agreement for a period of twelve months following her termination date; and
•

reimbursement for the premium costs to continue health coverage under COBRA, or taxable monthly payments in lieu thereof equal to such premium costs, in either case, for up to twelve months following her termination date.

The receipt of the payments and benefits above is conditioned on Ms. Allgood timely signing and not revoking a release of claims, complying with her confidentiality agreement and resigning from all officer and director positions with us.

In addition, if any of the payments or benefits provided for under Ms. Allgood’s employment agreement or otherwise payable to Ms. Allgood would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, or the Code, and would be subject to the related excise tax, she would be entitled to receive either full payment of such payments and benefits or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to her. Ms. Allgood’s employment agreement does not require us to provide any tax gross-up payments to her.

Benjamin Wolff

In December 2021, we entered into an amended and restated employment agreement with Mr. Wolff (the “Wolff Employment Agreement”) in connection with Mr. Wolff’s appointment as our Executive Chairman and resignation as our chief executive officer. The Wolff Employment Agreement does not have a specific term and provides that Mr. Wolff is an at-will employee. Under the Wolff Employment Agreement, Mr. Wolff’s base salary was reduced to $350,000 per year and he will not be eligible for annual performance bonuses effective of January 1, 2022. In addition, the Wolff Employment Agreement provides that Mr. Wolff will be eligible to receive annual equity awards of our restricted stock units with a target value of approximately $500,000 pursuant to any plans or arrangements we may have in effect from time to time.

If, within the period beginning three months before and ending twelve months after a change in control, or the change in control period, Mr. Wolff’s employment is terminated by us without “cause” (excluding by reason of death, or “disability”) or he resigns for “good reason” (as such terms are defined in his employment agreement), Mr. Wolff will become entitled to the following benefits:

•	a lump-sum payment equal to twelve months of his annual base salary at the highest rate during the term of the Wolff Employment Agreement;
•

a lump-sum payment equal to 100% of his target annual bonus as in effect for the fiscal year in which his termination of employment occurs (if any) or, if such amount is greater, as in effect immediately before the change in control;

•

reimbursement for the premium costs to continue health coverage under COBRA, or taxable monthly payments in lieu thereof equal to such premium costs, in either case, for up to twelve months following his termination date; and

•

100% accelerated vesting of all outstanding equity awards, and, with respect to equity awards with performance-based vesting, unless otherwise specified in the award agreements governing such equity awards, all performance goals or other vesting criteria will be deemed achieved at target levels.

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EXECUTIVE COMPENSATION

If, outside the change in control period, Mr. Wolff’s employment is terminated by us without cause (excluding by reason of death or disability) or he resigns for good reason, Mr. Wolff will become entitled to the following benefits:

•	continued payment of his annual base salary at the highest rate during the term of the Wolff Employment Agreement for a period of twelve months following his termination date;
•

reimbursement for the premium costs to continue health coverage under COBRA, or taxable monthly payments in lieu thereof equal to such premium costs, in either case, for up to twelve months following his termination date; and

•

each time-based equity award (or portion thereof) that would have vested and, if applicable, become exercisable, had Mr. Wolff continued his employment through the date that is twelve (12) months following the termination date.

In addition, if Mr. Wolff’s employment is terminated by us due to Mr. Wolff’s disability or due to his death, 100% of his then-unvested our equity awards will immediately vest and, if applicable, become exercisable.

The receipt of the payments and benefits above is conditioned on Mr. Wolff timely signing and not revoking a release of claims, complying with his confidentiality agreement and resigning from all officer and director positions with us.

In addition, if any of the payments or benefits provided for under Mr. Wolff’s employment agreement or otherwise payable to Mr. Wolff would constitute “parachute payments” within the meaning of Section 280G of the Code, and would be subject to the related excise tax, he would be entitled to receive either full payment of such payments and benefits or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to him. Mr. Wolff’s employment agreement does not require us to provide any tax gross-up payments to him.

Marian Joh

In September 2021, we entered into an employment agreement with Ms. Joh, our Chief Operating Officer, that provides for the severance and change in control benefits described below and supersedes any then-existing employment agreement or arrangement Ms. Joh may have had with us. Ms. Joh’s employment terminated in January 2022. The employment agreement did not have a specific term and provided that Ms. Joh was an at-will employee. Under the employment agreement, Ms. Joh received a base salary of $350,000 per year and was eligible to receive an annual target bonus of 35% of Ms. Joh’s annual base salary.

If, within the period beginning three months before and ending twelve months after a change in control, or the change in control period, Ms. Joh’s employment was terminated by us without “cause” (excluding by reason of death, or “disability”) or she resigned for “good reason” (as such terms are defined in her employment agreement), Ms. Joh would have become entitled to the following benefits:

•

a lump-sum payment equal to six months of her annual base salary as of immediately before her termination (or if the termination is due to a resignation for good reason based on a material reduction in base salary, then as of immediately before such reduction) or, if such amount is greater, as of immediately before the change in control;

•

a lump-sum payment equal to 100% of her target annual bonus as in effect for the fiscal year in which her termination of employment occurs or, if such amount is greater, as in effect immediately before the change in control;

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EXECUTIVE COMPENSATION

•

reimbursement for the premium costs to continue health coverage under COBRA, or taxable monthly payments in lieu thereof equal to such premium costs, in either case, for up to six months following her termination date; and

•

100% accelerated vesting of all outstanding equity awards, and, with respect to equity awards with performance-based vesting, unless otherwise specified in the award agreements governing such equity awards, all performance goals or other vesting criteria will be deemed achieved at target levels.

If, outside the change in control period, Ms. Joh’s employment was terminated by us without cause (excluding by reason of death or disability) or she resigned for good reason, Ms. Joh would have become entitled to the following benefits:

•

continued payment of her annual base salary as of immediately before her termination (or if the termination is due to a resignation for good reason based on a material reduction in base salary, then as of immediately before such reduction) for six months following her termination date; and

•

reimbursement for the premium costs to continue health coverage under COBRA, or taxable monthly payments in lieu thereof equal to such premium costs, in either case, for up to six months following her termination date.

The receipt of the payments and benefits above is conditioned on Ms. Joh timely signing and not revoking a release of claims, complying with her confidentiality agreement, and resigning from all officer and director positions with us.

In addition, if any of the payments or benefits provided for under Ms. Joh’s employment agreement or otherwise payable to Ms. Joh would constitute “parachute payments” within the meaning of Section 280G of the Code and would be subject to the related excise tax, she would be entitled to receive either full payment of such payments and benefits or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to her. Ms. Joh’s employment agreement does not require us to provide any tax gross-up payments to her.

Fraser Smith

In September 2021, we entered into an employment agreement with Dr. Smith, our Chief Innovation Officer, that provides for the severance and change in control benefits described below and supersedes any then-existing employment agreement or arrangement Dr. Smith may have had with us other than the agreement memorializing his award of restricted stock units outstanding immediately prior to the Business Combination. The employment agreement does not have a specific term and provides that Dr. Smith is an at-will employee. Under the employment agreement, Dr. Smith receives a base salary of $350,000 per year and is eligible to receive an annual target bonus of 35% of Dr. Smith’s annual base salary.

If, within the period beginning three months before and ending twelve months after a change in control, or the change in control period, Dr. Smith’s employment is terminated by us without “cause” (excluding by reason of death, or “disability”) or he resigns for “good reason” (as such terms are defined in his employment agreement), Dr. Smith will become entitled to the following benefits:

•

a lump-sum payment equal to six months of his annual base salary as of immediately before his termination (or if the termination is due to a resignation for good reason based on a material reduction in base salary, then as of immediately before such reduction) or, if such amount is greater, as of immediately before the change in control;

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EXECUTIVE COMPENSATION

•

a lump-sum payment equal to 100% of his target annual bonus as in effect for the fiscal year in which his termination of employment occurs or, if such amount is greater, as in effect immediately before the change in control;

•

reimbursement for the premium costs to continue health coverage under COBRA, or taxable monthly payments in lieu thereof equal to such premium costs, in either case, for up to six months following his termination date; and

•

100% accelerated vesting of all outstanding equity awards, and, with respect to equity awards with performance-based vesting, unless otherwise specified in the award agreements governing such equity awards, all performance goals or other vesting criteria will be deemed achieved at target levels.

If, outside the change in control period, Dr. Smith’s employment is terminated by us without cause (excluding by reason of death or disability) or he resigns for good reason, Dr. Smith will become entitled to the following benefits:

•

continued payment of his annual base salary as of immediately before his termination (or if the termination is due to a resignation for good reason based on a material reduction in base salary, then as of immediately before such reduction) for six months following his termination date; and

•

reimbursement for the premium costs to continue health coverage under COBRA, or taxable monthly payments in lieu thereof equal to such premium costs, in either case, for up to six months following his termination date.

The receipt of the payments and benefits above is conditioned on Dr. Smith timely signing and not revoking a release of claims, complying with his confidentiality agreement, and resigning from all officer and director positions with us.

In addition, if any of the payments or benefits provided for under Dr. Smith’s employment agreement or otherwise payable to Dr. Smith would constitute “parachute payments” within the meaning of Section 280G of the Code and would be subject to the related excise tax, he would be entitled to receive either full payment of such payments and benefits or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to him. Dr. Smith’s employment agreement does not require us to provide any tax gross-up payments to him.

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EXECUTIVE COMPENSATION

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2021. All outstanding awards relate to our common stock.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights(6)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders
2015 Equity Incentive Plan(1)	14,336,604	(4)	$2.38	-
2021 Equity Incentive Plan(2)	2,617,186	(5)	$7.18	27,842,561
2021 Employee Stock Purchase Plan(3)	-		-	3,000,000
Equity compensation plans not approved by security holders	-		-	-
Total	16,953,790		$3.28	30,842,561

(1)

The Sarcos Corp. 2015 Equity Incentive Plan, or the 2015 Plan, was approved by Old Sarcos’ board of directors and stockholders. The 2015 Plan terminated in connection with the closing of the Business Combination and we will not grant any additional awards under the 2015 Plan. However, all outstanding awards under the 2015 Plan remain subject to the terms of the 2015 Plan.

(2)

Our board of directors adopted, and our stockholders approved, the 2021 Equity Incentive Plan, or the 2021 Plan. Up to 12,760,000 shares of common stock underlying awards under the 2015 Plan will be automatically added to the 2021 Plan if such awards subject to the 2015 Plan expire or otherwise terminate without having been exercised in full, are tendered or withheld by us for payment of an exercise price or for tax withholding obligations or are forfeited to be repurchased by us due to failure to vest.

(3)	Our board of directors adopted, and our stockholders approved, the 2021 Employee Stock Purchase Plan, or the 2021 ESPP.
(4)	Consists of 8,136,863 options to purchase common stock, 1,070,519 restricted stock units and 5,129,222 shares subject to a restricted stock award.
(5)	Consists of 1,890,231 options to purchase common stock and 726,955 restricted stock units.
(6)

As restricted stock units and restricted stock awards do not have any exercise price, outstanding restricted stock units and restricted stock awards are not included in the weighted-average exercise price calculation.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the actual beneficial ownership of Common Stock as of May 2, 2022 by:

•	each person who is the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock;
•	each of our named executive officers and directors; and
•	all of our current executive officers and directors, as a group.

Beneficial ownership is determined according to SEC rules, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The beneficial ownership of Company Common Stock is based on 153,843,294 shares of Company Common Stock issued and outstanding as of the record date. For purposes of calculating the ownership percentages in the table below, the number of shares outstanding for each person assumes full exercise of only such person’s outstanding options and warrants that are exercisable within 60 days of May 2, 2022.

Name and Address of Beneficial Owners(1)	Number of Shares	%
Directors and Named Executive Officers of the Company
Kiva Allgood	—	—
Benjamin G. Wolff(2)	14,758,767	9.6%
Marian Joh	—	—
Fraser Smith(3)	14,089,268	9.2%
Brian D. Finn(4)	12,477,926	7.8%
Peter Klein(5)	268,775	*
Laura J. Peterson(6)	12,315	*
Admiral Eric T. Olson (Ret.)(7)	114,899	*
Dennis Weibling(8)	2,992,862	1.9%
Matthew Shigenobu Muta(9)	12,315	*
Priya Balasubramaniam(10)	12,315	*
All Current Executive Officers and Directors as a Group (13 individuals)	37,393,966	23.2%

5% Holders
BlackRock, Inc.(11)	19,686,414	12.8%
Benjamin G. Wolff(2)	14,758,767	9.6%
Marc Olivier(12)	14,398,920	9.4%
Fraser Smith(3)	14,089,268	9.2%
Rotor Sponsor LLC(13)	11,642,852	7.3%
DIG Investments XVIII AB(14)	8,093,189	5.3%
Schlumberger Technology Corporation(15)	7,939,764	5.2%

* Represents less than 1%

(1)	Unless otherwise noted, the business address of each of our stockholders is c/o Sarcos Robotics and Technology Corporation, 650 South 500 West, Suite 150, Salt Lake City, Utah 84101.
(2)

Consists of (a) 9,798,714 shares of Common Stock held by Mare’s Leg Capital, LLC (“MLC”) an entity wholly owned by Mr. Wolff and his spouse, Julie Wolff, (b) 4,801,368 shares of Common Stock held by Mr. Wolff and (c) 158,685 shares of Common Stock underlying options held by Julie Ms. Wolff exercisable within 60 days of May 2, 2022.

(3)	Consists of 14,089,268 shares of Common Stock held by Dr. Smith.
(4)

Consists of (a) 822,759 shares of Common Stock held by Marstar Investments, LLC, (b) 5,672,168 shares of Common Stock held by Rotor Sponsor LLC and (c) 5,970,684 shares of Common Stock underlying private placement warrants held by Rotor Sponsor LLC exercisable within 60 days of May 2, 2022. Mr. Finn is the administrator of and has sole voting and dispositive control over the shares held by Marstar Investments, LLC. Mr. Finn is a managing member of and has sole voting and dispositive power over the shares held by Rotor Sponsor LLC. Mr. Finn disclaims beneficial ownership of these shares except to the extent of any pecuniary interest therein. The business address of Marstar Investments, LLC is 38 Evans Drive, Brookville, NY 11545 and the business address of Rotor Sponsor LLC is c/o Rotor Sponsor LLC 405 Lexington Avenue, New York, NY 10174.

(5)

Consists of (a) 256,460 shares of Common Stock underlying options held by Mr. Klein exercisable within 60 days of May 2, 2022 and (b) 12,315 shares of Common Stock underlying restricted stock units held by Mr. Klein scheduled to vest within 60 days of May 2, 2022.

(6)	Consists of 12,315 shares of Common Stock underlying restricted stock units held by Ms. Peterson scheduled to vest within 60 days of May 2, 2022.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(7)

Consists of (a) 102,584 shares of Common Stock underlying options held by Adm. Olson exercisable within 60 days of May 2, 2022 and (b) 12,315 shares of Common Stock underlying restricted stock units held by Adm. Olson scheduled to vest within 60 days of May 2, 2022.

(8)

Consists of (a) 708,108 shares of Common Stock held by Mr. Weibling, (b) 2,260,683 shares of Common Stock held by the Weibling Living Trust, (c) 11,756 shares of Common Stock underlying options held by Mr. Weibling exercisable within 60 days of May 2, 2022 and (d) 12,315 shares of Common Stock underlying restricted stock units held by Mr. Weibling scheduled to vest within 60 days of May 2, 2022. Mr. Weibling has sole voting and dispositive power over the shares held by the Weibling Living Trust. The address of the Weibling Living Trust is 2205 Carillon Point, Kirkland, WA 98033.

(9)	Consists of 12,315 shares of Common Stock underlying restricted stock units held by Mr. Muta scheduled to vest within 60 days of May 2, 2022.
(10)	Consists of 12,315 shares of Common Stock underlying restricted stock units held by Ms. Balasubramaniam scheduled to vest within 60 days of May 2, 2022.
(11)

The number of shares owned set forth above is based solely on the most recently available Schedule 13G filed with the SEC by  BlackRock, Inc. Consists of 19,686,414 shares of Common Stock held by funds and accounts under management by subsidiaries of BlackRock, Inc. The registered holders of the referenced shares are funds and accounts under management by subsidiaries of BlackRock, Inc. BlackRock, Inc. is the ultimate parent holding company of such subsidiaries. On behalf of such subsidiaries, the applicable portfolio managers, as managing directors (or in other capacities) of such entities, and/or the applicable investment committee members of such funds and accounts, have voting and investment power over the shares held by the funds and accounts which are the registered holders of the referenced shares. Such portfolio managers and/or investment committee members expressly disclaim beneficial ownership of all shares held by such funds and accounts. The address of such funds and accounts, such subsidiaries and such portfolio managers and/or investment committee members is 55 East 52nd Street, New York, NY 10055.

(12)	Consists of 14,398,920 shares of Common Stock to held by Dr. Olivier.
(13)

Consists of (a) 5,672,168 shares of Common Stock held by Rotor Sponsor LLC and (b) 5,970,684 shares of Common Stock underlying private placement warrants held by Rotor Sponsor LLC exercisable within 60 days of May 2, 2022. Mr. Finn is a managing member of and has sole voting and dispositive power over the shares held by Rotor Sponsor LLC. Mr. Finn disclaims beneficial ownership of these shares except to the extent of any pecuniary interest therein. The address of Rotor Sponsor LLC is c/o Rotor Sponsor LLC 405 Lexington Avenue, New York, NY 10174.

(14)

Consists of 8,093,189 shares of Common Stock held by DIG Investments XVIII AB (“DIG”). Martin HP Söderström has voting or investment control over the shares held by DIG. The business address of DIG and Mr. Söderström is Box 55998, 102 16 Stockholm, Sweden.

(15)

Consists of 7,939,764 shares of Common Stock held by Schlumberger Technology Corporation. Schlumberger Holdings Corporation is the sole stockholder of Schlumberger Technology Corporation. Schlumberger B.V. is the sole stockholder of Schlumberger Holdings Corporation. Schlumberger N.V. (Schlumberger Limited) is the sole stockholder of Schlumberger B.V. Schlumberger N.V. (Schlumberger Limited) owns, directly or indirectly, all of the equity interests of Schlumberger Technology Corporation, and has voting or investment control over the shares held by Schlumberger Technology Corporation. For a list of officers of Schlumberger N.V. (Schlumberger Limited), please refer to Schlumberger N.V. (Schlumberger Limited)'s public filings. The business address for Schlumberger Technology Corporation and Schlumberger Holdings Corporation is 300 Schlumberger Drive, Sugar Land, Texas 77478. The business address for Schlumberger BV is Parkstraat 83, 2514 JG The Hague, Netherlands. The business address for Schlumberger N.V. (Schlumberger Limited) is 5599 San Felipe, 17th Floor, Houston, Texas 77056.

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RELATED PERSON TRANSACTIONS

In addition to the compensation arrangements, including employment, termination of employment and change in control arrangements, discussed in the sections titled “Board of Directors and Corporate Governance” and “Executive Compensation,” the following is a description of each transaction since January 1, 2020, and each currently proposed transaction, in which:

•	we or either Rotor or Old Sarcos was a participant;
•	the amount involved exceeded or exceeds $120,000; and
•

any of our, Old Sarcos or Rotor directors, executive officers, or beneficial holders of more than 5% of any class of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Certain Relationships and Related Person Transactions

Founder Shares and Private Placement Warrants

In September 2020, Rotor Sponsor LLC paid an aggregate of $25,000, or approximately $0.004 per share, in exchange for the issuance of 5,750,000 shares of Class B common stock of Rotor. The number of shares issued was determined based on the expectation that such shares would represent 20% of the outstanding shares of Rotor upon completion of Rotor’s initial public offering. In January 2021, Rotor effectuated a stock dividend of 0.2 shares of Class B common stock for each outstanding share of Class B common stock, resulting in there being an aggregate of 6,900,000 shares of Class B common stock outstanding. Of the 6,900,000 shares of Class B common stock, Rotor Sponsor LLC had agreed to forfeit an aggregate of up to 900,000 shares to the extent that the over-allotment option was not exercised in full by the underwriters. Because the underwriters exercised their over-allotment option in full, these 900,000 shares of Class B common stock are no longer subject to forfeiture. Simultaneously with the closing of Rotor’s initial public offering, Rotor issued 790,384 shares of Class B common stock to certain funds managed by BlackRock, or the BlackRock Holders, and to Riverview Group LLC, or Millennium, pursuant to the letter agreements discussed below, and cancelled a like number of shares of Class B common stock owned by Rotor Sponsor LLC.

Simultaneously with the closing of Rotor’s initial public offering, Rotor Sponsor LLC, the BlackRock Holders and Millennium purchased an aggregate of 7,270,000 private placement warrants, each exercisable to purchase one share of Class A common stock of Rotor at a price of $11.50 per share, and the BlackRock Holders and Millennium purchased shares of Class B common stock, in each case in a private placement. Rotor received an aggregate of $7,270,000 from the sale of private placement warrants to Rotor Sponsor LLC, the BlackRock Holders and Millennium and sale of shares of Class B common stock to the BlackRock Holders and Millennium. The proceeds from the sale of the private placement warrants were added to the net proceeds from Rotor’s initial public offering held in Rotor’s trust account. If Rotor did not complete a business combination within the combination period, the proceeds from the sale of the private placement warrants would have been used to fund the redemption of the shares of Class A common stock of Rotor (subject to the requirements of applicable law) and the private placement warrants would have expired worthless. At the closing of the private placement of private placement warrants and Class B shares described above, on January 20, 2021, $212,308 of excess funding was due to be repaid to Rotor Sponsor LLC.

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RELATED PERSON TRANSACTIONS

Founders Letter Agreement

In connection with Rotor’s initial public offering, Rotor’s directors and officers and Rotor Sponsor LLC, or the Original Founders, entered into a letter agreement with Rotor, whereby the Original Founders agreed to vote their shares of Rotor common stock in favor of an initial business combination. In addition to voting obligations, the Original Founders entered into a letter agreement in connection with the Rotor initial public offering, or the Founders Letter Agreement, pursuant to which the Original Founders agreed to certain lock-up and transfer restrictions with respect to their shares of Class B common stock and private placement warrants. Rotor Sponsor LLC and each member of our management team have agreed not to transfer, assign or sell any of their Founder Shares until the earliest of (a) one year after the completion of the Business Combination and (b) after completion of the Business Combination (x) if the last reported sale price of our Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our Business Combination or (y) the date on which we complete a liquidation, merger, capital stock exchange or other similar transaction after the Business Combination that results in all of our stockholders having the right to exchange their common stock for cash, securities or other property. The private placement warrants and the respective common stock underlying such Warrants were not transferable or salable until 30 days after the completion of the Business Combination. The foregoing restrictions are not applicable to transfers (a) to Rotor’s initial officers or directors, any affiliates or family members of any of our initial stockholders, officers or directors, any members of Rotor Sponsor LLC or its affiliates, any affiliates of Rotor Sponsor LLC, or any employees of such affiliates; (b) in the case of an individual, by gift to a member of one of the individual’s immediate family or to a trust, the beneficiary of which is a member of the individual’s immediate family, an affiliate of such person or to a charitable organization; (c) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (d) in the case of an individual, pursuant to a qualified domestic relations order; (e) by private sales or transfers made in connection with the completion of the Business Combination at prices no greater than the price at which the shares of Class B common stock, private placement warrants or common stock, as applicable, were originally purchased; (f) by virtue of the limited partnership agreements or other applicable organizational documents of Rotor Sponsor LLC upon dissolution of Rotor Sponsor LLC; (g) as distributions to limited partners or members of Rotor Sponsor LLC; (h) by virtue of the laws of the State of Delaware or of Rotor Sponsor LLC’s organizational documents upon liquidation or dissolution of Rotor Sponsor LLC; (i) to us for no value for cancellation in connection with the completion of the Business Combination; or (j) in the event of our completion of a liquidation, merger, capital stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their common stock for cash, securities or other property subsequent to our completion of the Business Combination; provided, however, that in the case of clauses (a) through (h), or with our prior written consent, these permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions and the other restrictions contained in the letter agreements. Those Original Founders who had previously acquired a minority equity investment in Old Sarcos in early 2020 are subject to the restrictions set forth in separate lock-up agreements upon distribution of any of our common stock or private placement warrants by Rotor Sponsor LLC to such persons.

Additionally, Rotor Sponsor LLC agreed to be liable to Rotor if and to the extent any claims by a third party (other than Rotor’s independent registered public accounting firm) for services rendered or products sold to Rotor, or a prospective target business with which Rotor has discussed entering into a transaction agreement, reduce the amounts in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per share held in the trust account as of the date of the liquidation of the trust account if less than $10.00 per share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay Rotor taxes, if any, provided that

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RELATED PERSON TRANSACTIONS

such liability would not apply to any claims by a third party or prospective target business that executed a waiver of any and all rights to seek access to the trust account nor would it apply to any claims under Rotor’s indemnity of the underwriters of its initial public offering against certain liabilities, including liabilities under the Securities Act.

On January 14, 2021, each of Millennium and the BlackRock Holders entered into a letter agreement whereby Millennium among other things agreed to purchase from us 395,192 shares of Class B common stock for $436,731 and 419,423 private placement warrants for $419,423 and the BlackRock Holders agreed to purchase from us 395,192 shares of Class B common stock for $436,727 and 419,423 private placement warrants for $419,423. Pursuant to the letter agreements, the shares of Class B common stock and private placement warrants are subject to the same lock-up and transfer restrictions as set forth in the Founders Letter Agreement (with substantially similar provisions with respect to permitted transferees), and Millennium will have the same registration rights as set forth in the Registration Rights Agreement, dated as of January 14, 2021, entered into by and among Rotor and certain Rotor stockholders.

Founder Registration Rights Agreement

Rotor entered into a Registration Rights Agreement with respect to the private placement warrants and the shares of Class A Common Stock issuable upon exercise of the foregoing and upon conversion of the shares of Class B common stock. Pursuant to this Registration Rights Agreement, Rotor Sponsor LLC, Millennium and the Blackrock Holders and their permitted transferees are entitled to make up to three demands, excluding short form demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion of our initial business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

Subscription Agreements

Mr. Finn, John Howard and Stephan Selig, each directors of Rotor prior to the Business Combination, were participants in the private placement completed at the time of the closing of the Business Combination, or the PIPE Financing, and executed subscription agreements with Rotor. Mr. Finn, who also serves as our director following the Business Combination, through an investment vehicle held indirectly by family trusts (to which he is not a beneficiary), subscribed for 130,000 shares of our Common Stock for an aggregate purchase price of $1.3 million. Mr. Finn also subscribed for 12,500 shares of our common stock through a separate investment vehicle of which he was then a trustee. Mr. Howard subscribed for 100,000 shares of our common stock for an aggregate purchase price of $1 million. Mr. Selig subscribed for 25,000 shares of our common stock for an aggregate purchase price of $250,000.

Related Party Loans

In order to finance transaction costs in connection with the Business Combination, Rotor Sponsor LLC, officers, directors or their affiliates were permitted, but were not obligated to, loan Rotor funds, or the Working Capital Loans.  Pursuant to the Agreement and Plan of Merger, or the Merger Agreement, dated as of April 5, 2021 by and among Rotor, Rotor Merger Sub Corp., a Delaware corporation and a direct, wholly-owned subsidiary of Rotor, and Old Sarcos, as amended by amendment No. 1 dated as of August 28, 2021, Rotor was permitted to incur up to $1,500,000 in working capital loans, provided that such loans were non-interest bearing and did not have any prepayment or repayment premiums, penalties, breakage or similar costs if it were to be prepaid or repaid in full.

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RELATED PERSON TRANSACTIONS

In the event that the Business Combination did not close, we were permitted to use a portion of the working capital held outside the Rotor trust account to repay the Working Capital Loans, but no proceeds from Rotor’s trust account would have been used to repay the Working Capital Loans. Up to $1,500,000 of the Working Capital Loans was convertible into warrants at a price of $1.00 per warrant at the option of the lender. The warrants would have been identical to the private placement warrants, including as to exercise price, exercisability and exercise period.

On September 14, 2020, Rotor Sponsor LLC agreed to loan Rotor an aggregate of up to $150,000 to cover expenses related to the initial public offering pursuant to a promissory note. This promissory note was non-interest bearing and was payable on the earlier of (i) June 30, 2021, (ii) the consummation of the initial public offering or (iii) the date on which Rotor determined not to proceed with the initial public offering. As of December 31, 2020, there was $105,336 in borrowings outstanding under the Promissory Note, which was due on demand, and which were subsequently repaid at the closing of Rotor’s initial public offering.

On May 11, 2021, Rotor Sponsor LLC loaned to Rotor an aggregate of $145,000 for working capital purposes. On June 9, 2021, Rotor Sponsor LLC agreed to loan Rotor up to an additional $300,000 for working capital purposes. Each of the foregoing is evidenced by a separate promissory note which was non-interest bearing and payable upon the consummation by Rotor of a merger, share exchange, asset acquisition, or other similar business combination with one or more businesses or entities. Upon consummation of the Business Combination, Rotor Sponsor LLC had the option, but not the obligation, to convert the outstanding principal balance of these notes, in whole or in part, into our warrants, identical to the private placement warrants, at a price of $1.00 per warrant. Each warrant would have been exercisable into one share of Rotor Class A common stock at a price of $11.50 per share, subject to adjustment. The warrants (i) would not be redeemable by us, (ii) would be exercised for cash or on a cashless basis so long as they are held by the initial holder or its permitted transferees, and (iii) would not be transferable, assignable or salable until 30 days after the completion of the Business Combination except in limited circumstances.

If we did not consummate the Business Combination, the notes would not have been repaid and all amounts owed under the notes would have been forgiven except to the extent that Rotor had funds available to it outside of its trust account established in connection with the initial public offering.

Series C Preferred Stock Financing

Between January and March 2020, Old Sarcos sold an aggregate of 3,552,228 shares of Old Sarcos’ Series C preferred stock at a purchase price of $11.3243 per share to accredited investors for an aggregate purchase price of approximately $40 million, or the Series C Financing. Each share of Old Sarcos’ Series C preferred stock was converted automatically into shares of our common stock in connection with the completion of the Business Combination, as provided in the Merger Agreement.

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RELATED PERSON TRANSACTIONS

The following table summarizes purchases of Old Sarcos’ Series C preferred stock by related parties (in each case before giving effect to the exchange upon the consummation of the Business Combination):

Shareholder	Shares of Series C Preferred Stock	Total Purchase Price
Caterpillar Venture Capital Inc. (1)	220,764	$2,499,997.77
Dennis Weibling (2)	88,305	$999,992.32
DIG Investments XVIII AB (3)	203,104	$2,300,010.63
Rotor-Sarcos, LLC (4)	1,743,531	$19,744,268.12
Schlumberger Technology Corporation (5)	44,152	$499,990.50
(1)

Michael Young was a member of the Old Sarcos board of directors and was a member of the Old Sarcos board of directors at the time of the Series C Financing. Mr. Young is affiliated with Caterpillar Venture Capital Inc.

(2)	Dennis Weibling was a member of the Old Sarcos board of directors and is a member of our Board of Directors.
(3)

Michael Young was a member of the Old Sarcos board of directors and was a member of the Old Sarcos board of directors at the time of the Series C Financing. Mr. Young was appointed to the Old Sarcos board of directors on behalf of DIG Investments XVIII AB.

(4)

Brian D. Finn, certain other Original Founders and certain members of Rotor Sponsor LLC were investors in Rotor-Sarcos, LLC. Mr. Finn joined the Old Sarcos board of directors after the Series C Financing and resigned from the Old Sarcos board of directors in January 2021. Mr. Finn serves on our Board of Directors.

(5)	Iain Cooper was a member of the Old Sarcos board of directors at the time of the Series C Financing and was an employee of Schlumberger Technology Corporation.

Compensation Arrangements

We are party to offer letters, employment agreements and equity award agreements with our executive officers and members of our Board of Directors. For additional information, please see “Board of Directors and Corporate Governance” and “Executive Compensation,” as well as related agreements filed as exhibits to our reports filed with the SEC.

Employment Arrangements with Immediate Family Members of Our Executive Officers and Directors

Julie Wolff, spouse of Benjamin Wolff, our Executive Chairman, has served as our and Old Sarcos’ Chief Legal Officer since September 2016 and was a member of Old Sarcos’ board of directors from September 2016 until the Business Combination. As our Chief Legal Officer, Ms. Wolff is responsible for legal and regulatory matters. During the years ended December 31, 2020 and December 31, 2021, Ms. Wolff received total compensation, including base salary, bonus and other compensation, of $197,231.05 and $342,820 respectively.

Investors’ Rights Agreement

Old Sarcos was party to an Amended and Restated Investors’ Rights Agreement, dated January 31, 2020, pursuant to which, among other things, certain holders of Old Sarcos’ capital stock were entitled to certain rights with respect to the registration of their shares. These holders included all of the holders of preferred stock of Old Sarcos, including Mare’s Leg Capital, LLC, which is 100% owned by Benjamin Wolff, our Executive Chairman and former Chief Executive Officer and Julie Wolff, our Chief Legal Officer and spouse of Benjamin Wolff, Dennis Weibling, a member of our Board of Directors, DIG Investments XVIII AB, Rotor-Sarcos, LLC, Caterpillar Venture Capital Inc., GE Ventures LLC and Schlumberger Technology Corporation. The Amended and Restated Investors’ Rights Agreement was terminated in connection with the Business Combination.

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Voting Agreement

Old Sarcos was party to an Amended and Restated Voting Agreement, dated January 31, 2020, pursuant to which, among other things, certain holders of Old Sarcos’ capital stock were entitled to certain rights with respect to election of the members of the Old Sarcos board of directors (prior to the consummation of the Business Combination). These holders included all of the holders of preferred stock of Old Sarcos, including Mare’s Leg Capital, LLC, which is 100% owned by Benjamin Wolff, our Executive Chairman and former Chief Executive Officer and Julie Wolff, our Chief Legal Officer and spouse of Benjamin Wolff, Dennis Weibling, a member of our Board of Directors, DIG Investments XVIII AB, Rotor-Sarcos, LLC, Caterpillar Venture Capital Inc., GE Ventures LLC and Schlumberger Technology Corporation. Per the terms of the Amended and Restated Voting Agreement, Rotor-Sarcos, LLC, DIG Investments XVIII AB, Schlumberger Technology Corporation and JVSV, LLC (which is affiliated with Dennis Weibling) were each entitled to designate one director to the Old Sarcos board of directors. The Amended and Restated Voting Agreement was terminated in connection with the Business Combination.

Right of First Refusal and Co-Sale Agreement

Old Sarcos was a party to an Amended and Restated Right of First Refusal and Co-Sale Agreement, as amended January 31, 2020, pursuant to which certain holders of preferred stock had right of first refusal and co-sale in respect of certain sales of securities by Old Sarcos’ common stockholders. These holders included all of the holders of preferred stock of Old Sarcos, including Mare’s Leg Capital, LLC, which is 100% owned by Benjamin Wolff, our Executive Chairman and former Chief Executive Officer and Julie Wolff, our Chief Legal Officer and spouse of Benjamin Wolff, Dennis Weibling, a member of our Board of Directors, DIG Investments XVIII AB, Rotor-Sarcos, LLC, Caterpillar Venture Capital Inc., GE Ventures LLC and Schlumberger Technology Corporation. The Amended and Restated Right of First Refusal and Co-Sale Agreement was terminated in connection with the Business Combination.

Rotor-Sarcos, LLC Agreements

In connection with the Series C Financing, Old Sarcos and Rotor-Sarcos, LLC, the investment vehicle in which Mr. Finn, certain other Original Founders and certain members of Rotor Sponsor LLC hold their shares of preferred stock in Old Sarcos, entered into (i): a letter agreement, dated January 31, 2020, pursuant to which Rotor-Sarcos, LLC was entitled to certain information and observer rights; (ii) warrants to purchase common shares of Old Sarcos’ Class A Common Stock, dated January 31, 2020; and (iii) a consulting agreement, dated January 31, 2020, pursuant to which Rotor-Sarcos, LLC provided consulting services to Old Sarcos. Each of the side letter and the consulting agreement was terminated in connection with the Business Combination. Rotor-Sarcos, LLC transferred all of its rights under the Old Sarcos warrants to its members.

Prior to the signing of the Merger Agreement, the holders of the Old Sarcos warrants provided notice to Old Sarcos that they would net exercise the Old Sarcos warrants in connection with the closing of the Business Combination, effective immediately prior to the closing of the Business Combination.

PIPE Financing

In connection with the Business Combination, Rotor entered into Subscription Agreements with certain investors to consummate the PIPE Financing, pursuant to which such investors agreed to subscribe for and purchase, and Rotor agreed to issue and sell, an aggregate of 22,000,000 shares of commonstock at a price of $10.00 per share. Mare’s Leg Capital entered into a subscription agreement for 50,000 shares of common stock at a total purchase price of $500,000. Schlumberger Technology Corporation has entered into a subscription agreement for 100,000 shares of common stock at a total purchase price of $1,000,000. Affiliates of DIG Investments XVIII AB entered into a subscription agreement for 1,500,000 shares of Common Stock at a total purchase price of 15,000,000. Brian D. Finn and John D.

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RELATED PERSON TRANSACTIONS

Howard, members of Rotor-Sarcos, LLC, entered into subscription agreements (directly or indirectly) for an aggregate of 230,000 shares of common stock, for an aggregate purchase price of $2,300,000.

Group Delphi Services Agreement

Old Sarcos was and we are party to a Services Agreement with Group Delphi, dated December 18, 2019, pursuant to which Group Delphi provided certain products and services, including building a booth for use in trade shows. During the fiscal year ended December 31, 2020, Old Sarcos paid Group Delphi $168,654.60 for such services. $1,062.75 in fees were paid by Old Sarcos to Group Delphi in 2021. Byrne Sanford, the brother-in-law of Benjamin Wolff, worked for Group Delphi as an Account Executive. Group Delphi is not providing any ongoing services to Sarcos, and Sarcos does not currently expect to request additional services pursuant to the Services Agreement.

Sparks Marketing Group Services Agreement

Following the acquisition of Group Delphi’s trade group and events division by Sparks Marketing Group Corp., or Sparks Group, Old Sarcos entered into a Master Services Agreement with Sparks Group, dated May 16, 2021, pursuant to which Sparks Group will provide certain goods and services, including buildout, branding, operations and maintenance of the Sarcos product roadshow. Sarcos paid Sparks Group approximately $836,000 during 2021 and $1,000 between January 1, 2022 and March 31, 2022. Byrne Sanford, the brother-in-law of Benjamin Wolff, works for Sparks Group as Vice President Strategic Accounts.

Indemnification Agreements

Old Sarcos was, and following the consummation of the Business Combination we are, is party to indemnification agreements with Old Sarcos’ directors and executive officers. We have also entered into indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our second amended and restated certificate of incorporation and amended and restated bylaws. We believe that these provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. The limitation of liability and indemnification provisions in our second amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may decline in value to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

Acquisition of RE2, Inc.

On April 25, 2022, we completed the previously announced acquisition of RE2 pursuant to the RE2 Merger Agreement by and among us, Spiral Merger Sub 1, Inc., a Delaware corporation and wholly-owned subsidiary of ours and Spiral Merger Sub II, LLC, a Delaware limited liability company and wholly-owned subsidiary of ours, RE2, Inc. and Draper Triangle Ventures III, LP, a Delaware limited partnership, solely in its capacity as the agent for and on behalf of the stockholders of RE2 under the RE2 Merger Agreement. At the closing of the acquisition, we paid approximately $31 million in cash and issued approximately 10,800,000 shares of our common stock, a portion of which is held in escrow according to the terms of the RE2 Merger Agreement. Pursuant to the RE2 Merger Agreement, Jorgen Pedersen, the Chief Executive Officer of RE2, joined us as our Chief Operating Officer. Mr. Pedersen received approximately $8,316,361 in cash and 6,184,828 shares of our Common Stock.

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Registration Rights Agreement

Concurrently with the execution of the RE2 Merger Agreement, the Company and certain RE2 shareholders entered into a registration rights agreement pursuant to which, among other things, the Company agreed to file and maintain an effective registration statement under the Securities Act and to undertake certain other related obligations until December 31, 2022.

Lock-up Agreement

Concurrently with the execution of the RE2 Merger Agreement, the Company and Jorgen Pedersen, former President and Chief Executive Officer of RE2 and our current Chief Operating Officer, entered into a lock-up agreement, pursuant to which, among other things, Mr. Pedersen agreed to the following transfer restrictions following closing of the RE2 acquisition:

•

with respect to twenty percent (20%) of the shares received pursuant to the RE2 Merger Agreement, such shares may be transferred on the trading day following the date on which the registration statement on Form S-1 for the resale of the shares is declared effective by the SEC; and

•

with respect to the remaining eighty percent (80%) of the shares received pursuant to the RE2 Merger Agreement, such shares may be transferred beginning upon the earlier to occur of (x) such time as the Company or any of its subsidiaries have delivered to one or more customers at least twenty (20) Guardian XO and/or Guardian XT and/or Sapien commercial units (but in no event prior to the close of business on September 24, 2022) and (y) the close of business on September 24, 2023.

RE2 securityholders who are employees are subject to the same transfer restrictions following the closing of the RE2 acquisition.

Agreements with Mr. Pedersen

Concurrently with the execution of the RE2 Merger Agreement, the Company and Mr. Pedersen entered into an employment agreement, which describes the terms and conditions of Mr. Pedersen’s employment as Chief Operating Officer of the Company following closing of the RE2 acquisition, and a noncompetition and nonsolicitation agreement, pursuant to which Mr. Pedersen would be subject to certain restrictive covenants, each to be effective upon the closing of the RE2 acquisition.

Policies and Procedures for Related Person Transactions

We have adopted a formal, written policy regarding related person transactions. This written policy regarding related person transactions provides that a related person transaction is a transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships, in which we are a participant and in which a related person has, had or will have a direct or indirect material interest and in which the aggregate amount involved exceeds $120,000. For purposes of this policy, a related person means any of our executive officers and directors (including director nominees), in each case at any time since the beginning of our last fiscal year, or holders of more than 5% of any class of our voting securities and any member of the immediate family of, or person sharing the household with, any of the foregoing persons.

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RELATED PERSON TRANSACTIONS

Our Audit Committee has the primary responsibility for reviewing and approving, ratifying or disapproving related person transactions under our policy. In addition, the Audit Committee’s charter provides that it shall review and approve or disapprove any related person transactions. In determining whether to approve, ratify or disapprove any such transaction, our Audit Committee will consider, among other factors, (1) whether the transaction is fair to us and on terms no less favorable than terms generally available to unaffiliated third parties under the same or similar circumstances, (2) the extent of the related person’s interest in the transaction, (3) whether there are business reasons for us to enter into such transaction, (4) whether the transaction would impair the independence of any of our outside directors and (5) whether the transaction would present an improper conflict of interest for any of our directors or executive officers.

The policy grants standing pre-approval of certain transactions, including (1) certain compensation arrangements for our directors or executive officers, (2) transactions with another company at which a related person’s only relationship is as a non-executive employee, director or beneficial owner of less than 10% of that company’s shares, provided that the aggregate amount involved does not exceed the greater of $200,000 or 5% of such company’s total annual revenues and the transaction is on terms no less favorable than terms generally available to unaffiliated third parties under the same or similar circumstances, (3) charitable contributions by us to a charitable organization, foundation or university at which a related person’s only relationship is as a non-executive employee or director, provided that the aggregate amount involved does not exceed the greater of $200,000 or 5% of such organization’s total annual receipts, (4) transactions where a related person’s interest arises solely from the ownership of our Common Stock and all holders of our Common Stock received the same benefit on a pro rata basis and (5) any indemnification or advancement of expenses made pursuant to our Charter or Bylaws or any agreement.

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OTHER MATTERS

Stockholder Proposals or Director Nominations for 2023 Annual Meeting of Stockholders

If a stockholder would like us to consider including a proposal in our proxy statement for our 2023 annual meeting of stockholders pursuant to Rule 14a-8 of the Exchange Act, then the proposal must be received by our corporate secretary at our principal executive offices on or before January 13, 2023. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Sarcos Technology and Robotics Corporation
Attention: Corporate Secretary
650 South 500 West, Suite 150
Salt Lake City, Utah 84101

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal or nominate a director at an annual meeting of stockholders, but do not seek to include the proposal or director nominee in our proxy statement. In order to be properly brought before our 2023 annual meeting of stockholders, the stockholder must provide timely written notice to our corporate secretary, at our principal executive offices, as set forth above, and any such proposal or nomination must constitute a proper matter for stockholder action. The written notice must contain the information specified in our amended and restated bylaws. To be timely, a stockholder’s written notice must be received by our corporate secretary at our principal executive offices:

•	no earlier than 8:00 a.m., Mountain Time, on March 1, 2023, and
•	no later than 5:00 p.m., Mountain Time, on March 31, 2023.

In the event that the date of our 2023 annual meeting of stockholders is more than 25 days before or after the one-year anniversary of the Annual Meeting, such written notice must be received by our corporate secretary at our principal executive offices:

•	no earlier than 8:00 a.m., Mountain Time, on the 120th day prior to the day of our 2023 annual meeting of stockholders, and
•	no later than 5:00 p.m., Mountain Time, on the 10th day following the day on which public announcement of the date of the 2023 annual meeting of stockholders is first made by us.

If a stockholder who has properly notified us in accordance with our bylaws or Rule 14a-8, as applicable, of such stockholder’s intention to present a proposal at an annual meeting of stockholders does not appear to present the proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

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OTHER MATTERS

Availability of Bylaws

A copy of our amended and restated bylaws may be obtained by accessing our filings on the SEC’s website at www.sec.gov. You may also contact our corporate secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons. Based solely on a review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during 2021, our directors, executive officers, and 10% stockholders complied with all Section 16(a) filing requirements applicable to them, except: for (a) a Form 4 relating to one reportable transaction due on January 22, 2021, but filed by Rotor Sponsor LLC and Brian Finn on April 14, 2022; (b) a Form 4 relating to nine reportable transactions due on September 28, 2021 but filed by Rotor Sponsor LLC and Brian Finn on April 14, 2022; (c) Form 4s relating to one reportable transaction each due on December 13, 2021, but filed by each of Matthew Shigenobu Muta, Brian D. Finn, Admiral Eric T. Olson, Dennis Weibling, Priya Balasubramaniam, Laura J. Peterson and Peter Klein on December 29, 2021; and (d) a Form 4 relating to one reportable transaction due on December 30, 2021, but filed by Kristi Martindale on March 17, 2022. Such Form 4 filed by Kristi Martindale also included a reportable transaction due on March 17, 2022.

2021 Annual Report

Our financial statements for our fiscal year ended December 31, 2021 are included in our annual report, which we will make available to stockholders at the same time as this proxy statement. Our proxy materials and our annual report are posted on our website at www.sarcos.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report, free of charge, by sending a written request to Sarcos Technology and Robotics Corporation, 650 South 500 West, Suite 150, Salt Lake City, Utah 84101, Attention: Corporate Secretary.

Website

Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of certain information contained in this proxy statement. You should read this entire proxy statement carefully.

Why am I receiving these materials?

This proxy statement and the form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors for use at the 2022 annual meeting of stockholders of Sarcos Technology and Robotics Corporation, a Delaware corporation, and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on Wednesday, June 29, 2022 at 2:00 p.m., Mountain Time, at our offices located at 650 South 500 West, Suite 150, Salt Lake City, Utah 84101.

The Notice of Internet Availability of Proxy Materials, or Notice of Internet Availability, containing instructions on how to access this proxy statement, the accompanying notice of annual meeting and form of proxy and our annual report, is first being sent or given on or about May 13, 2022 to all stockholders of record as of May 6, 2022. The proxy materials and our annual report can be accessed as of May 13, 2022 by visiting www.proxydocs.com/STRC. If you receive a Notice of Internet Availability, then you will not receive a printed copy of the proxy materials or our annual report in the mail unless you specifically request these materials. Instructions for requesting a printed copy of the proxy materials and our annual report are set forth in the Notice of Internet Availability.

What proposals will be voted on at the Annual Meeting?

The following proposals will be voted on at the Annual Meeting:

•	the election of three Class I directors to hold office until our 2025 annual meeting of stockholders and until their respective successors are elected and qualified; and
•	the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.

As of the date of this proxy statement, our management and Board of Directors were not aware of any other matters to be presented at the Annual Meeting.

How does the Board of Directors recommend that I vote on these proposals?

Our Board of Directors recommends that you vote your shares:

•	“FOR” the election of each Class I director nominee named in this proxy statement; and

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

•	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock as of the close of business on May 6, 2022, the record date for the Annual Meeting, may vote at the Annual Meeting. As of the record date, there were XXXX shares of our common stock outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting. Stockholders are not permitted to cumulate votes with respect to the election of directors.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the Notice of Internet Availability was sent directly to you. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote on your own behalf at the Annual Meeting. Throughout this proxy statement, we refer to these holders as “stockholders of record.”

Street Name Stockholders. If your shares are held in a brokerage account or by a broker, bank or other nominee, then you are considered the beneficial owner of shares held in street name, and the Notice of Internet Availability was forwarded to you by your broker, bank or other nominee, which is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account by following the instructions that your broker, bank or other nominee sent to you. Throughout this proxy statement, we refer to these holders as “street name stockholders.”

Is there a list of stockholders of record entitled to vote at the Annual Meeting?

A list of stockholders of record entitled to vote at the Annual Meeting will be made available for examination by any stockholder for any purpose germane to the meeting at the Annual Meeting and for a period of at least ten days prior to the Annual Meeting between the hours of 9:00 a.m. and 4:30 p.m., Mountain Time, at our principal executive offices located at 650 South 500 West, Suite 150, Salt Lake City, Utah 84101 by contacting our Corporate Secretary at that address or by calling 1-888-927-7296.

How many votes are needed for approval of each proposal?

•

Proposal No. 1: Each director is elected by a plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. A plurality means that the nominees with the largest number of FOR votes are elected as directors. You may (1) vote FOR the election of all of the director nominees named herein, (2) WITHHOLD authority to vote for all such director nominees or (3) vote FOR the election of all such director nominees other than any nominees with respect to whom the vote is specifically WITHHELD by indicating in the space provided on the proxy card. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted FOR a particular nominee, including any broker non-votes, will have no effect on the outcome of the election.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

•

Proposal No. 2: The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022 requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against this proposal, i.e., will have the same effect as a vote AGAINST this proposal. Because this is a routine proposal, we do not expect any broker non-votes on this proposal.

What is the quorum requirement for the Annual Meeting?

A quorum is the minimum number of shares required to be present or represented at the Annual Meeting for the meeting to be properly held under our amended and restated bylaws and Delaware law. The presence, in person or by proxy, of a majority of the voting power of our issued and outstanding capital stock and entitled to vote will constitute a quorum to transact business at the Annual Meeting. Abstentions, choosing to withhold authority to vote and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the chairperson of the meeting may adjourn the meeting to another time or place.

How do I vote and what are the voting deadlines?

Stockholder of Record. If you are a stockholder of record, you may vote in one of the following ways:

•

by Internet at www.proxypush.com/STRC, 24 hours a day, 7 days a week, until polls close at the Annual Meeting (have your Notice of Internet Availability or proxy card in hand when you visit the website);

•	by toll-free telephone at 1-866-977-4326, 24 hours a day, 7 days a week, until polls close at the Annual Meeting (have your Notice of Internet Availability or proxy card in hand when you call);
•	by completing, signing and mailing your proxy card (if you received printed proxy materials), which must be received prior to the Annual Meeting; or
•	by attending the Annual Meeting in person, you may vote by delivering your completed proxy card or by completing and submitting a ballot, which will be provided at the Annual Meeting.

Street Name Stockholders. If you are a street name stockholder, then you will receive voting instructions from your broker, bank or other nominee. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. We therefore recommend that you follow the voting instructions in the materials you receive. If you are a street name stockholder, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from the broker, bank or other nominee who is the stockholder of record for your shares.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

Stockholder of Record. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

•	“FOR” the election of each Class I director nominee named in this proxy statement; and
•	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.

In addition, if any other matters are properly brought before the Annual Meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Street Name Stockholders. Brokers, banks and other nominees holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on Proposal 2, our sole routine matter, to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022. Absent direction from you, your broker, bank or other nominee will not have discretion to vote on Proposal 1, as it is considered a non-routine matter. In the event that your broker, bank or other nominee does not receive instruction from you and therefore is not able to vote your shares on Proposal 1, our non-routine matter, your shares will be treated as broker non-votes with respect to Proposal 1. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your shares are counted on each of the proposals.

Can I change my vote or revoke my proxy?

Stockholders of Record. If you are a stockholder of record, you can change your vote or revoke your proxy before the Annual Meeting by:

•	entering a new vote by Internet or telephone (subject to the applicable deadlines for each method as set forth above);
•	completing and returning a later-dated proxy card, which must be received prior to the Annual Meeting;
•

delivering a written notice of revocation to our Corporate Secretary at Sarcos Technology and Robotics Corporation, Attn: Corporate Secretary, 650 South 500 West, Suite 150, Salt Lake City, Utah 84101, which must be received prior to the Annual Meeting; or

•	attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

Street Name Stockholders. If you are a street name stockholder, then your broker, bank or other nominee can provide you with instructions on how to change or revoke your proxy.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

What do I need to do to attend the Annual Meeting?

Stockholder of Record. If you are a stockholder of record as of the record date, May 6, 2022, you may attend the Annual Meeting in person. To attend the meeting in person, you must present valid government-issued photo identification (e.g., driver’s license or passport).

Street Name Stockholders. If you are a street name stockholder as of the record date, May 6, 2022, you may attend the Annual Meeting in person but, as discussed above, you may not vote your shares at the Annual Meeting unless you obtain a legal proxy from the broker, bank or other nominee that is the stockholder of record with respect to your shares. To attend the meeting in person, you must provide proof of beneficial ownership as of the record date, such as your account statement reflecting ownership on the record date or your voting instruction card provided to you by your broker, bank or other nominee and you must present valid government-issued photo identification (e.g., driver’s license or passport).

Please note that no cameras or recording equipment will be permitted in the Annual Meeting.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board of Directors. Each of Kiva Allgood, our President and Chief Executive Officer, and Steven Hansen, our Executive Vice President and Chief Financial Officer, has been designated as a proxy holder for the Annual Meeting by our Board of Directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors on the proposals as described above. If any other matters are properly brought before the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, then the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

Who will count the votes?

A company employee will tabulate the votes and act as inspector of election.

How can I contact Sarcos’ transfer agent?

You may contact our transfer agent, Continental Stock Transfer & Trust Company, by telephone at 1-800-509-5586, or by writing Continental Stock Transfer & Trust, at 1 State Street, 30th Floor, New York, NY 10004. You may also access instructions with respect to certain stockholder matters (e.g., change of address) via the Internet at www.continentalstock.com.

How are proxies solicited for the Annual Meeting and who is paying for such solicitation?

Our Board of Directors is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communications or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We may also decide to engage a third-party proxy solicitor, in which case we do not expect related costs to be significant.

Will the meeting be webcast?

No, we do not plan to webcast the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

We will disclose voting results on a Current Report on Form 8‑K that we will file with the U.S. Securities and Exchange Commission, or SEC, within four business days after the meeting. If final voting results are not available to us in time to file a Form 8‑K, we will file a Form 8‑K to publish preliminary results and will provide the final results in an amendment to the Form 8‑K as soon as they become available.

Why did I receive a Notice of Internet Availability instead of a full set of proxy materials?

In accordance with the rules of the SEC we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability instead of a paper copy of the proxy materials. The Notice of Internet Availability contains instructions on how to access our proxy materials on the Internet, how to vote on the proposals, how to request printed copies of the proxy materials and our annual report, and how to request to receive all future proxy materials in printed form by mail or electronically by e-mail. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce our costs and the environmental impact of our annual meetings of stockholders.

What does it mean if I receive more than one Notice of Internet Availability or more than one set of printed proxy materials?

If you receive more than one Notice of Internet Availability or more than one set of printed proxy materials, then your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each Notice of Internet Availability or each set of printed proxy materials, as applicable, to ensure that all of your shares are voted.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

I share an address with another stockholder, and we received only one paper copy of the Notice of Internet Availability or proxy statement and annual report. How may I obtain an additional copy of the Notice of Internet Availability or proxy statement and annual report?

We have adopted a procedure approved by the SEC called “householding,” under which we can deliver a single copy of the Notice of Internet Availability and, if applicable, the proxy statement and annual report, to multiple stockholders who share the same address unless we receive contrary instructions from one or more stockholders. This procedure reduces our printing and mailing costs and the environmental impact of our annual meetings of stockholders. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability and, if applicable, the proxy statement and annual report, to any stockholder at a shared address to which we delivered a single copy of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s Notice of Internet Availability or proxy statement and annual report, as applicable, you may contact us as follows:

Sarcos Technology and Robotics Corporation

Attention: Corporate Secretary

650 South 500 West, Suite 150

Salt Lake City, UT 84101

Tel: 888-927-7296

Street name stockholders may contact their broker, bank or other nominee to request information about householding.

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CORPORATE OFFICES

Sarcos Technology and Robotics Corporation

650 South 500 West, Suite 150

Salt Lake City, UT 84101

DIRECTORS	EXECUTUVE OFFICERS

Kiva Allgood	Kiva Allgood
Priya Balasubramaniam	President, Chief Executive Officer and Director
Brian D. Finn
Peter Klein	Benjamin G. Wolff
Matthew Shigenobu Muta	Executive Chairman and Director
Eric T. Olson
Laura J. Peterson	Steven Hansen
Dennis Weibling	Executive Vice President and Chief Financial Officer
Benjamin G. Wolff
Dr. Denis Garagić
Chief Technology Officer

Kristi Martindale
Executive Vice President and Chief Product & Marketing Officer

Jorgen Pedersen
Chief Operating Officer

TRANSFER AGENT

Continental Stock Transfer & Trust Company

1 State Street 30th Floor,

New York, NY 10004-1561

STOCK LISTING

The Nasdaq Stock Market

Ticker Symbol: STRC

P.O. BOX 8016, CARY, NC 27512-9903 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To: www.proxypush.com/STRC • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote PHONE Call 1-866-977-4326 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided Sarcos Technology and Robotics Corporation Annual Meeting of Stockholders For Stockholders of record as of May 06, 2022 TIME: Wednesday, June 29, 2022 2:00 PM, Mountain Daylight Time PLACE: 650 South 500 West, Suite 150 Salt Lake City, UT 84101 This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Kiva Allgood and Steven Hansen (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Sarcos Technology and Robotics Corporation which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Sarcos Technology and Robotics Corporation Annual Meeting of Stockholders Please make your marks like this: X THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. To elect three Class I directors to hold office until our 2025 annual meeting of stockholders and until their respective successors are elected and qualified. FOR WITHHOLD 1.01 Kiva Allgood 1.02 Eric T. Olson 1.03 Benjamin G. Wolff FOR FOR FOR 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022. FOR AGAINST ABSTAIN FOR 3. To transact other business that may properly come before the annual meeting or any adjournments or postponements thereof Check here if you would like to attend the meeting in person. Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Proposal_Page - VIFL Date Signature (if held jointly) Date